Reg. ICA No. 811-8360
                                                             File No. 33-75340


        AS FILED VIA EDGAR WITH THE SECURITIES AND EXCHANGE COMMISSION ON
                                 AUGUST 20, 1997


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM N-1A

           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933   [x]

                         Pre-Effective Amendment No.                 [ ]

                       Post-Effective Amendment No. 9                [x]

                                       and

                        REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940 [x]

                                 Amendment No. 9


                        GUINNESS FLIGHT INVESTMENT FUNDS
               (Exact Name of Registrant as Specified in Charter)

                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101
               (Address of Principal Executive Office) (Zip Code)

       Registrant's Telephone Number, including Area Code: (818) 795-0039

                           Susan Penry-Williams, Esq.
                        Kramer, Levin, Naftalis & Frankel
                                919 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:

                               Mr. James Atkinson
                        Guinness Flight Investment Funds
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101

It is proposed that this filing will become effective:

[_]  Immediately upon filing pursuant to       [_]  on (          ) pursuant
     paragraph (b)                                  to paragraph (b)
[_]  60 days after filing pursuant to          [_]  on (          ) pursuant to
     paragraph (a)(1)                               paragraph (a)(1)
[_]  75 days after filing pursuant to          [X]  on November 3, 1997 pursuant
     paragraph (a)(2)                               to paragraph (a)(2), of rule
                                                    485.
If appropriate, check the following box:
[_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Registrant has registered an indefinite number of Shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940 and its Rule 24f-2 Notice for its December 31, 1996 fiscal year end was filed on February 28, 1997.

                              CROSS-REFERENCE SHEET


               (Pursuant to Rule 404 showing location in each form of Prospectus of the responses to the Items in Part A and location in each form of Prospectus and the Statement of Additional Information of the responses to the Items in Part B of Form N-1A).


                       GUINNESS FLIGHT MAINLAND CHINA FUND


    Item Number
    Form N-1A,                                        Statement of Additional
      Part A        Prospectus Caption                 Information Caption
      ------        ------------------                 -------------------

         1          Front Cover Page                             *

       2(a)         Summary of Fund Expenses                     *

        (b)         Summary                                      *

       3(a)         Financial Highlights                         *

        (b)         Not Applicable                               *

        (c)         Performance                                  *

        (d)         Financial Highlights                         *

       4(a)         About the Fund; Investment                   *
                    Objectives, Programs and
                    Limitations

        (c)         Investment Strategies, Policies              *
                    and Risks; Risk Considerations

        5(a)        The Fund's Management                        *

        (b)         The Fund's Management -                      *
                    Investment Adviser; Fees and
                    Expenses

        (c)         The Fund's Management -                      *
                    Investment Adviser

        (d)         The Fund's Management - The                  *
                    Administrator, Distributor

        (e)         How to Purchase Shares; How                  *
                    to Redeem Shares; Dividends,
                    Distributions and Tax Matters

        (f)          The Fund's Management - Fees                *
                     and Expenses, Administrator

        (g)          Not Applicable                              *

       6(a)          About the Funds                             *

        (b)          Not Applicable                              *

        (c)          Not Applicable                                *

        (d)          Not Applicable                                *

        (e)          Cover Page; General                           *
                     Information

        (f)          Dividends, Distributions and                  *
                     Tax Matters - Dividends and
                     Distributions

        (g)          Dividends, Distributions and    Tax Matters - Dividends
                     Tax Matters - Tax Matters          and Distributions

        (a)          How to Purchase Shares                         *

        (b)          How to Purchase Shares;                        *
                     Determination of Net Asset
                     Value

        (c)          Not Applicable                                 *

        (d)          How to Purchase Shares -                       *
                     Opening an Account,
                     Additional Investments

        (e)          Not Applicable                                 *

        (f)          The Funds' Management -
                     Distribution Plan

       8(a)          How to Redeem Shares                           *

        (b)          How to Redeem Shares                           *

        (c)          How to Redeem Shares -                         *
                     Redemption of Small Accounts

        (d)          Not Applicable                                 *

       9             Not Applicable                                 *

                    GUINNESS FLIGHT MAINLAND CHINA FUND


Item Number
Form N-1A,                                Statement of Additional
  Part B    Prospectus Caption              Information Caption
  ------    ------------------              -------------------

10                   *                      Front Cover Page

11                   *                      Front Cover Page

12                   *                      Not Applicable

13          Investment Objective, Programs  Investment Objective and Policies;
            and Limitations                 Investment Strategies and Risks;
                                            Investment Restrictions and Policies

14                   *                      Management of the Fund

15(a)                *                      Not Applicable

  (b)                *                      Shareholder Reports

  (c)                *                      Management of the Fund

16(a)       The Fund's Management -         The Investment Adviser and
            Investment Adviser              Advisory Agreements

  (b)       The Fund's Management           The Investment Adviser and
                                            Advisory Agreements

  (c)                *                      Distribution Agreement and
                                            Distribution Plan

  (d)       The Fund's Management -         Distribution Agreement and
            Administrator                   Distribution Plan

  (e)                *                      Not Applicable

  (f)       The Fund's Management -         Distribution Agreement and
            Distribution Plan               Distribution Plan

  (g)                *                      Not Applicable

Item Number
Form N-1A,                                   Statement of Additional
  Part B    Prospectus Caption                 Information Caption
  ------    ------------------                 -------------------

  (h)       General Information - Transfer              *
            Agent, Custodian, Independent
            Accountants

  (i)                *                          Not Applicable

17          Investment Objectives, Programs     Portfolio Transactions
            and Limitations

18                                              Description of the Fund

19(a)       How to Purchase Shares;                      *
            How to Redeem Shares

  (b)       Determination of Net Asset Value     Computation of Net Asset Value

  (c)                *                           Not Applicable

20          Dividends, Distributions and         Tax Matters
            Tax Matters

21(a)                *                           Distribution Agreement and
                                                 Distribution Plan

  (b)                *                           Distribution Agreement and
                                                 Distribution Plan

  (c)                *                           Not Applicable

22                   *                           Performance Information

23                   *                                   *



Part C

         Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

GUINNESS FLIGHT
PROSPECTUS __________, 1997


                               MAINLAND CHINA FUND


Please read this prospectus before investing. It is designed to provide you with information and to help you decide if the goals of the Guinness Flight Mainland China Fund match your own. It should be retained for future reference. A Statement of Additional Information, dated ____________, 1997 has been filed with the Securities and Exchange Commission and is incorporated herein by reference. The Statement of Additional Information is available without charge upon request by calling Guinness Flight Investment Funds at 1-800-915-6565.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Summary..................................................................
Summary of The Fund's Expenses...........................................
Investment Objectives, Programs and Limitations..........................
Investment Strategies, Policies and Risks................................
Risk Considerations......................................................
Performance..............................................................
The Fund's Management....................................................
How to Purchase Shares...................................................
How to Redeem Shares.....................................................
Shareholder Services.....................................................
Determination of Net Asset Value.........................................
Dividends, Distributions and Tax Matters.................................
About the Fund...........................................................
General Information......................................................

GUINNESS FLIGHT MAINLAND CHINA FUND

(The "Mainland China Fund's") investment objective is long-term capital appreciation through investments in equity securities of companies which are established in China and in companies established outside China which have a significant part of their interests in China. In pursuit of its investment objective, the Fund as a non-fundamental policy intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies which have "B" shares listed in Shanghai or Shenzhen, "H" shares and "Red Chips" listed in Hong Kong, and "N" shares listed in New York (collectively, "Mainland China Companies"). The Fund does not intend to make equity investments in companies other than Mainland China Companies. See "Investment Objectives, Programs and Limitations," for a more detailed discussion.

SUMMARY

THE FUND. Guinness Flight Investment Funds (the "Guinness Flight Funds") is a Delaware business trust organized as an open-end, series, management investment company. Currently, the Guinness Flight Funds offers five separate series portfolios: Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong Kong Fund, Guinness Flight Global Government Bond Fund and Guinness Flight Mainland China Fund, each of which pursues unique investment strategies. For purposes of this prospectus, references to the "Fund" are to the Mainland China Fund.

RISK CONSIDERATIONS. An investor should be aware that there are risks associated with certain investment techniques and strategies employed by the Fund, including those relating to investments in foreign securities. Such risks include, among others, currency fluctuations, expropriation, confiscation, diplomatic developments, and social instability. The Fund's net asset value per share can be expected to fluctuate. Accordingly, investors should consider an investment in the Fund as a supplement to an overall investment program and should invest only if they are willing to undertake the risks involved. See "Investment Strategies, Policies and Risks" and "Other Risk Considerations."

THE INVESTMENT ADVISER. Guinness Flight Investment Management Limited ("Guinness Flight") serves as the Fund's investment adviser pursuant to an investment advisory agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, Guinness Flight supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. As compensation for these services, Guinness Flight receives a fee based on the Fund's average daily net assets. See "The Fund's Management."

PURCHASING SHARES. Shares of the Fund are offered by this prospectus at net asset value. Through November 30, 1997, shares of the Fund will be offered exclusively to shareholders of the existing Guinness Flight Funds who owned such shares as of November 3, 1997. Beginning December 1, 1997, the Fund will offer its shares to the general public. Shares of the Fund will cease being offered on or after December 1, 1997 to new investors when the net asset value of the Fund exceeds $50 million. Existing Mainland China Fund investors, however, may continue to purchase shares of the Fund on or after such date. The minimum investment in the Fund is as follows:

                                                                     MINIMUM
     TYPE OF ACCOUNT                                                INVESTMENT

     Regular-new investor                                             $2,500
     Regular-shareholder purchasing another Guinness Flight Fund      $1,000
     Retirement                                                       $1,000
     Gift                                                             $  250
     Pre-authorized investment plan (Initial and monthly investments) $  100
     Additional investment                                            $  250

The Fund may reduce or waive the minimum investment under certain conditions. See "How to Purchase Shares."

EXCHANGE PRIVILEGE. Shares of the Fund may be exchanged for shares of any other Guinness Flight Fund, or for shares of the SSgA Money Market Fund, in the manner and subject to the policies set forth herein. See "Shareholder Services -- Exchange Privilege."

REDEEMING SHARES. Shareholders may redeem all or a portion of their shares at net asset value. A redemption fee of 1.00% will be charged to any shareholder of the Fund who redeems shares purchased less than 30 days prior to redemption. See "How to Redeem Shares" and "Redemption Fee."

DISTRIBUTIONS. The Fund declares and pays dividends from net investment income, if any, on a semi-annual basis. In addition, the Fund makes distributions of realized capital gains, if any, on a semi-annual basis. Dividends and distributions of the Fund may be paid directly to you by check, or reinvested in additional shares of the Fund, including, subject to certain conditions, in shares of a Guinness Flight Fund other than the Fund making the distribution. See "Dividends, Distributions and Tax Matters."

SUMMARY OF THE FUNDS' EXPENSES

A.       SHAREHOLDER TRANSACTION EXPENSES

         Sales Charge Imposed on Purchases                          none
         Sales Charge Imposed on Reinvested Dividends               none
         Deferred Sales Charge Imposed on Redemptions               none
         Redemption Fee on shares held 30 days or less
           (as a % of redemption amount)                           +
         Exchange Fee                                               none

         + A 1.00% redemption fee applies to investors who redeem shares purchased less than 30 days prior to redemption. Exchanges into other Guinness Flight Funds or the SSgA Money Market Fund are considered redemptions for purposes of the redemption fee. See "How to Redeem Shares -- Redemption Fee."

B. ANNUAL FUND OPERATING EXPENSES (as a percentage of average daily net assets)

         Advisory Fee                                               1.00%
         Rule 12b-1 Fee                                              .00%
         Other Expenses                                              .85%
         Total Fund Operating Expenses                              1.85%++
         ++ Guinness Flight has voluntarily undertaken to waive and/or reimburse expenses during the current fiscal year so that Total Fund Operating Expenses do not exceed 1.98%. The Fund will notify its shareholders in writing at least 30 days prior to any adjustments to the cap on its Total Fund Operating Expenses.

C. EXAMPLE: YOU WOULD PAY THE FOLLOWING EXPENSES ON A $1,000 INVESTMENT IN A FUND, ASSUMING (1) A 5% ANNUAL RETURN AND (2) FULL REDEMPTION AT THE END OF EACH TIME PERIOD:

         One Year            Three Year         Five Year          Ten Year

          $19                 $58                 $100                $217

EXPLANATION OF TABLE: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Fund would bear directly or indirectly. See "The Fund's Management" for a more complete discussion of the annual operating expenses of the Fund. The foregoing example is based upon estimated expenses for the current fiscal year.

A. SHAREHOLDER TRANSACTION EXPENSES represent charges paid when you purchase, redeem or exchange shares of the Fund. See "How to Purchase Shares," "How to Redeem Shares" and "Redemption Fee."

B. ANNUAL FUND OPERATING EXPENSES are based on the Fund's estimated operating expenses for the current fiscal year. The Fund incurs "other expenses" for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Guinness Flight or the Fund's administrator may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent that they should do so, either may seek repayment of such deferred fees or absorbed expenses after this practice is discontinued. However, no repayment will be made if the expense ratio of the Fund would exceed 1.98%. See "The Fund's Management."

C. EXAMPLE OF EXPENSES. The hypothetical example illustrates the expenses associated with a $1,000 investment in the Fund over periods of one, three, five and ten years based on the estimated expenses in the above table and an assumed annual rate of return of 5%. THE 5% RETURN AND EXPENSES SHOULD NOT BE CONSIDERED INDICATIONS OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH MAY VARY.

INVESTMENT OBJECTIVES, PROGRAMS AND LIMITATIONS

The Fund's investment objective is long-term capital appreciation through investments in equity securities of companies which are established in China and in companies established outside China which have a significant part of their interests in China. In pursuit of its investment objective, the Fund as a non-fundamental policy intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies which have "B" shares listed in Shanghai or Shenzhen, "H" shares and "Red Chips" listed in Hong Kong, and "N" shares listed in New York (collectively, "Mainland China Companies"). The Fund does not intend to make equity investments in companies other than Mainland China Companies.

"B" shares listed in Shanghai or Shenzhen are shares in Chinese companies issued in China under Chinese laws. Shares that trade on the Shanghai Stock Exchange are denominated in U.S. dollars, while shares are traded in H.K. dollars on the Shenzhen Stock Exchange. "H" shares listed in Hong Kong are shares in Chinese companies issued in China under Chinese law. They are subject to its stringent listing and disclosure requirements. The shares are denominated in H.K. dollars and trade like any other shares listed on the Hong Kong Exchange. "N" shares are similar to H shares, but listed on the New York Stock Exchange, rather than the Hong Kong Stock Exchange. Red Chips are Hong Kong listed companies that are controlled by Chinese corporations. Through a process known as "back-door listing" a Chinese firm acquires a Hong Kong corporation and subsequently invests in it. In this way, a Chinese company can get a foreign listing (and access to foreign exchange) without going through the bureacratic, drawn-out official process necessary inside China. Red Chips have a varying mix of mainland and Hong Kong assets and revenue.

Equity securities, for purposes of the 65% policy, will be limited to common and preferred stocks; convertible preferred stocks; and convertible investment grade instruments. In addition, the Fund may invest up to 5% of its net assets in options on equity securities and up to 5% of its net assets in warrants, including options and warrants traded in over-the-counter markets.

Notwithstanding the above information, the Fund reserves the right to invest up to 100% of its assets in cash, cash equivalents, or high quality short-term money market instruments for temporary defensive purposes during periods that Guinness Flight considers to be unsuitable for the Fund's normal investment strategy. The Fund may also purchase and sell stock index futures to hedge against equity markets on a temporary basis.

INVESTMENT STRATEGIES, POLICIES AND RISKS

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") as part of its portfolio investment strategy. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge").

Additionally, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract by selling an amount of that foreign currency and approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency. If the Fund believes that the U.S. dollar may suffer a substantial decline against the foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where the Fund believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. Forward contracts may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

FORWARD COMMITMENTS. The Fund may make contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") because new issues of securities are typically offered to investors, such as the Fund, on that basis. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Fund will enter into such contracts with the intention of acquiring the securities, the Fund may dispose of a commitment prior to a settlement date if Guinness Flight deems it appropriate to do so. The Fund may realize short-term profits or losses upon the sale of forward commitments. Forward contracts may be considered to be "derivative securities," which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

COVERED CALL OPTIONS. Call options may also be used to anticipate a price increase of a security on a more limited basis than would be possible if the security itself were purchased. The Fund may write only covered call options. Since it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, this strategy will generally be used when Guinness Flight believes that the call premium received by the Fund plus anticipated appreciation in the price of the underlying security up to the exercise price of the call, will be greater than the appreciation in the price of the security.

By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. The Fund will not write any put options. Covered call options may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES. The Fund may purchase and sell options and futures on stock indices. If Guinness Flight expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they ultimately want to buy. If in fact the stock index does rise, the prices of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index.

If, on the other hand, Guinness Flight expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract. Risks in the use of options and futures on stock indices result from the possibility that changes in the stock indices may differ substantially from the changes anticipated by the Fund when the hedged positions were established. Options and futures on stock indices may be considered to be "derivative securities" which are described further in the "Investment Strategies and Risks" section of the Statement of Additional Information.

ILLIQUID SECURITIES. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

RESTRICTED SECURITIES. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the
Securities Act of 1933, as amended (the "1933 Act"). These securities are sometimes referred to as private placements. Although securities which may be resold only to "qualified institutional buyers" in accordance with the provisions of Rule 144A under the 1933 Act are technically considered "restricted securities," the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described above in the "Illiquid Securities" section, provided that a determination is made that such securities have a readily available trading market. Guinness Flight will determine the liquidity of Rule 144A securities under the supervision of the Guinness Flight Funds' Board of Trustees. The liquidity of Rule 144A securities will be monitored by Guinness Flight, and if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

PORTFOLIO TURNOVER. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objective, regardless of the holding period of that security. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. To the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase. See "Dividends, Distributions and Tax Matters." Guinness Flight anticipates that the annual portfolio turnover rate will not exceed [100%] for the Fund.

For further discussion with regard to the Fund's investment strategies, policies and risks, see "Investment Strategies and Risks" in the Fund's Statement of Additional Information.

RISK CONSIDERATIONS

GENERAL POLITICAL RISKS. With respect to any foreign country, there is the possibility of nationalization, expropriation or confiscatory taxation, political changes, governmental regulations, social instability or diplomatic developments (including war) which could affect adversely the economies of such countries or the Funds' investments in those countries. In addition, it may be difficult to obtain a judgment in a court outside of the United States.

CHINA POLITICAL RISKS. The Chinese economy previously operated as a Socialist economic system, relying heavily upon government planning from 1949, the year in which the Communists seized power, to 1978, the year Deng Xiaoping instituted his first economic reforms.

Economic reforms in China are transforming its economy into a market system that has stimulated significant economic growth. As a result of such reform, the living standards of the 800 million rural workers have improved. Farm reform led to the doubling of China's farmers' incomes over the 1980's. The next stage of reform gave rise to small scale entrepreneurs and stimulated light and medium industry. In addition, a cheap and abundant supply of labor has attracted foreign investment in China. Special Economic Zones, five originally and over thirty today, were set up, providing tax advantages to foreign investors. Further, the Shenzhen and Shanghai Stock Exchanges have recently opened. Class "A" and Class "B" shares are traded on both exchanges. While only resident Chinese can purchase Class "A" shares, foreign investors (such as the Fund) can purchase Class "B" shares. Over the period 1978 to 1995, China's gross domestic product grew at approximately 10% per annum. By 1995, China had become one of the world's major trading nations. The World Bank forecasts that China will have the world's largest economy by 2003.

In 1984 China and Britain signed the Joint Declaration which allowed for the termination of British rule in Hong Kong on June 30, 1997, but which maintains the previously existing capitalist economic and social system of Hong Kong for 50 years beyond that date.

Article 5 of the Sino-British Declaration 26.9.84 provides:

         The current social and economic systems in Hong Kong will remain unchanged and so will the lifestyle. Rights and freedoms, including those of the person, of speech, of the press, of assembly, of association, of travel, of movement, of correspondence, of choice, of occupation, of academic research and of religious belief, will be ensured by law in the Hong Kong Special Administrative Region. Private property, ownership of enterprises, legitimate right of inheritance and foreign investment will be protected by law.

Obviously there are risks arising from Hong Kong's return to China under the "one country two systems" proposal. However, Hong Kong and China are interdependent; 70% of foreign investment in China is from Hong Kong and China has large shareholdings in Hong Kong companies. Guinness Flight believes that China is unlikely to damage the Hong Kong economy and destroy the value of their investments. Today, Hong Kong's stock market is one of the largest in the world and is highly liquid and extensively regulated.

Notwithstanding the beliefs of Guinness Flight, investors should realize that there are significant risks to investing in China and Hong Kong. The risks include:

         (1) that the transition to a successor to Deng Xiaoping may result in an open feud amongst China's leaders leading to political instability;

         (2) that hard line Marxist Leninists might regain the political initiative;

         (3) that social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and

         (4) that the threat of armed conflict exists over the unresolved situation concerning Taiwan.

Investors should further realize that the central government of China is Communist and, while a liberal attitude towards foreign investment and capitalism prevails at present, a return to hard line communism and a reaction against capitalism and the introduction of restrictions on foreign investment is a possibility. There can be no assurance that the Chinese government will continue to pursue its economic reform policies or, if it does, that those policies will be successful. The issue of "B" shares, "H" shares and "N" shares by Chinese companies and ability to obtain a "back-door listing" through Red Chips is still regarded by the Chinese authorities as an experiment in economic reform. The reformist elements which now dominate Chinese policies remain ideologically communist and political factors may, at any time, outweigh economic policies and the encouragement of foreign investment. The Fund will be highly sensitive to any significant change in political, social or economic policy in China. Such sensitivity may, for the reasons specified above, adversely affect the capital growth and thus the performance of the Fund. Guinness Flight, however, believes that the process of reform has now gone too far to be easily reversed.

SECURITIES MARKETS. Both the Shanghai and the Shenzhen securities markets are in their infancy and are undergoing a period of development and change. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulations. In addition the choice of investments available to the Fund will be severely limited as compared with the choice available in other markets due to the small but increasing number of "B" share, "H" share, "N" share and Red Chip issues currently available. There is a low level of liquidity in the Chinese securities markets, which are relatively small in terms of both combined total market value and the number of "B" shares, "H" shares, "N" shares and Red Chips which are available for investment. Shareholders are warned that this could lead to severe price volatility.

In general, trading volume on foreign stock exchanges is substantially less than that on the New York Stock Exchange. Further, securities of some foreign companies are less liquid and more volatile than securities of comparable United States companies. Securities without a readily available market will be treated as illiquid securities for purposes of the Fund's limitation on such purchases. Fixed commissions on foreign markets are generally higher than negotiated commissions on United States exchanges, although the Fund will endeavor to achieve the most favorable net results on their portfolio transactions and may be able to purchase the securities in which the Fund may invest on other stock exchanges where commissions are negotiable.

FOREIGN CURRENCY CONSIDERATIONS. Although the Fund's investments generally will be denominated in foreign currencies and most income paid by such investments will be in foreign currencies, the Fund will compute and distribute its income in dollars. The computation of income will be made on the date of its receipt by the Fund at the foreign exchange rate in effect on that date. Therefore, if the value of the foreign currencies in which the Fund receives its income falls relative to the dollar between the receipt of the income and the making of Fund distributions, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in dollars to meet distribution requirements.

The value of the assets of the Fund as measured in dollars also may be affected favorably or unfavorably by fluctuations in currency rates and exchange control regulations. Further, the Fund may incur costs in connection with conversions between various currencies.

For further discussion with regard to the Fund's other risk considerations, see "Other Risk Factors and Special Considerations" in the Funds' Statement of Additional Information.

ACCOUNTING STANDARDS AND LEGAL FRAMEWORK. Many foreign companies are not generally subject to uniform accounting, auditing, and financial reporting standards practices and disclosure requirements comparable to those applicable to United States companies. Consequently, there may be less publicly available information about such companies than about United States companies. Further, there is generally less governmental supervision and regulation of foreign stock exchanges, brokers and listed companies than in the United States.

With regard to China, the national regulatory and legal framework for capital markets and joint stock companies in China is not well developed when compared with those of western countries. Certain matters of concern to foreign shareholders are not adequately dealt with or are only covered in a number of national and local laws and regulations. As the efficacy of such laws and regulations is as yet uncertain, there can be no assurance as to the extent to which rights of foreign shareholders will be protected.

Further, Chinese companies are not required to follow international accounting standards. There are a number of differences between international accounting standards and accounting practice in China, including the valuation of property and other assets (in particular inventory and investments and provisions against debtors), accounting for depreciation, consolidation, deferred taxation and contingencies and the treatment of exchange differences. There may, therefore, be significant differences in the preparation of financial statements by accountants following Chinese accounting standards and practice when compared with those prepared in accordance with international accounting standards. All issuers of "B" shares, "H" shares, "N" shares and Red Chips are, however, required to produce accounts which are prepared in accordance with international accounting standards.

INVESTMENT AND REPATRIATION RESTRICTIONS. Some foreign countries have laws and regulations which currently preclude direct foreign investment in the securities of their companies. However, indirect foreign investment in the securities listed and traded on the stock exchanges in these countries is permitted by certain foreign countries through investment funds which have been specially authorized. See "Tax Matters" in the Statement of Additional Information for an additional discussion concerning such investment funds. The Fund may invest in these investment funds subject to the provisions of the 1940 Act. If the Fund invests in such investment funds, the Fund's shareholders will bear not only their proportionate share of the expenses of the Fund, but also will bear indirectly similar expenses of the underlying investment funds. Guinness Flight has agreed to waive its management fees with respect to the portion of the Fund's assets invested in shares of other open-end investment companies. The Fund would continue to pay its own management fees and other expenses with respect to its investments in shares of closed-end investment companies.

In addition to the foregoing investment restrictions, prior governmental approval for foreign investments may be required under certain circumstances in some foreign countries, and the extent of foreign investment in foreign companies may be subject to limitation. Foreign ownership limitations also may be imposed by the characters of individual companies to prevent, among other concerns, violation of foreign investment limitations.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some foreign countries. The Fund could be adversely affected by delays in or a refusal to grant any required governmental approval for such repatriation.

INVESTMENT IN CHINA AT PRESENT INVOLVES ABOVE AVERAGE RISK DUE TO A NUMBER OF SPECIAL FACTORS AS MENTIONED ABOVE. INVESTMENT IN THE FUND SHOULD BE REGARDED AS LONG TERM IN NATURE. THE FUND IS SUITABLE ONLY FOR THOSE INVESTORS WHO CAN AFFORD THE RISKS INVOLVED AND SHOULD CONSTITUTE ONLY A LIMITED PART OF AN INVESTOR'S PORTFOLIO. THE PRICE OF THE FUND MAY EXPERIENCE SIGNIFICANT FLUCTUATIONS.

PERFORMANCE

The Fund's total return shows its overall change in value, including changes in share price and assuming all the Fund's dividends and capital gain distributions are reinvested. A cumulative total return reflects the Fund's performance over a stated period of time. Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. To illustrate the components of overall performance, the Fund may separate their cumulative and average annual returns into income results and capital gains or losses.

The performance of the Fund will vary from time to time and past results are not necessarily representative of future results. The Fund's performance is a function of its portfolio management in selecting the type and quality of portfolio securities, and is affected by operating expenses of the Fund as well as by general market conditions.

THE FUND'S MANAGEMENT

The overall management of the business and affairs of the Fund is vested in the Guinness Flight Funds' Board of Trustees. The Board of Trustees approves all significant agreements between the Guinness Flight Funds, on behalf of the Fund, and persons or companies furnishing services to the Fund. The day-to-day operations of the Fund are delegated to the officers of the Guinness Flight Funds and to Guinness Flight, subject always to the investment objective and policies of the Fund and to the general supervision of the Guinness Flight Funds' Board of Trustees. Information concerning the Board of Trustees may be found in the Statement of Additional Information.

INVESTMENT ADVISER. Guinness Flight is headquartered in London, England, at Lighterman's Court, 5 Gainsford Street, Tower Bridge SE1 2NE, has a U.S. office at 225 South Lake Avenue, Suite 777, Pasadena, California 91101, and a Hong Kong office at [Upper Ground Floor, Far East Center, 16 Harcourt Road, Admiralty, Hong Kong]. Guinness Flight serves as the investment adviser to the Fund pursuant to an investment advisory agreement dated as of ____________, 1997. Under the terms of the Advisory Agreement, Guinness Flight supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. Guinness Flight was organized in 1985 and is registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Guinness Flight is a wholly owned subsidiary of Guinness Flight Hambro Asset Management Limited.

The Fund is managed by a team of portfolio managers. The following are biographies of key personnel who are responsible for ultimate investment decisions.

         RICHARD FARRELL -- Mr. Farrell joined Guinness Mahon, a predecessor entity of Guinness Flight, in 1978. He specializes in Far Eastern markets and currently is the investment adviser to the Guinness Flight Global Strategy Fund's Japan Fund, Japan & Pacific Fund, and Japan Smaller Companies Fund. These funds are currently available only to overseas investors. As the head of Guinness Flight's Asia Equity Desk, Mr. Farrell has strategic input on all of Guinness Flight's Asia Equity Funds. In addition, Mr. Farrell serves as the Manager of the Asia Blue Chip Fund and co-manager of the China & Hong Kong Fund.

         LYNDA JOHNSTONE -- Ms. Johnstone joined Guinness Mahon's Investment Department in 1986 as a member of the Equity Team. Currently, she is responsible for running the Guinness Flight Global Strategy Fund's Hong Kong Fund and ASEAN Fund. These funds are currently available only to overseas investors. Ms. Johnstone is primarily responsible for the day-to-day management of the China & Hong Kong Fund.

         NERISSA LEE -- Ms. Lee joined Guinness Flight's Hong Kong office in 1995 and specializes in Far Eastern markets. She has a degree in economics from Hong Kong University and 20 years of experience in Asian markets. She started in the research department of the Hong Kong Stock Exchange and has been managing funds for 8 years. Currently, Ms. Lee, Chief Investment Officer of Guinness Flight Hambro Asia Ltd., manages the Guinness Flight Global Strategy Fund's Asian Smaller Companies Fund and the Guinness Flight Select China Fund. These funds are offered only to offshore investors. Ms. Lee serves as the Manager of the Asia Small Cap Fund and the Mainland China Fund.

Guinness Flight's legal counsel believes that Guinness Flight may provide services described in its Investment Advisory Agreement to the Fund without violating the federal banking law commonly known as the Glass-Steagall Act (the "Act"). The Act generally bars banks or investment advisers deemed to be controlled by banks from publicly underwriting or distributing certain securities. Because of stock ownership by a subsidiary of a foreign bank in Guinness Flight's parent, Guinness Flight Hambro Asset Management Limited, such restrictions may be deemed to apply.

The U.S. Supreme Court in its 1981 decision in Board of Governors of the Federal Reserve System v. Investment Company Institute determined that, consistent with the requirements of the Act, a bank may serve as an investment adviser to a registered, closed-end investment company. Other decisions of banking regulators have supported the position that a bank may act as investment adviser to a registered, open-end investment company. Based on the advice of its counsel, Guinness Flight believes that the Court's decision, and these other decisions of banking regulators, permit it to serve as investment adviser to a registered, open-end investment company.

Possible future changes in federal law or administrative or judicial interpretations of current or future law, however, could prevent Guinness Flight from continuing to perform investment advisory services for the Fund. If that occurred, the Board of Trustees of Guinness Flight Funds promptly would seek to obtain the services of another qualified adviser, as necessary. The Trustees would then consider what action would be in the best interest of the Funds' shareholders.

For a discussion of Guinness Flight's brokerage allocation policies and practices, see "Portfolio Transactions" in the Statement of Additional Information. In accordance with policies established by the Board of Trustees, Guinness Flight may take into account sales of shares of each Fund advised by Guinness Flight in selecting broker-dealers to effect portfolio transactions on behalf of the Fund.

FEES AND EXPENSES. Pursuant to the Advisory Agreement, Guinness Flight is paid a monthly fee from the Fund at an annual rate of 1.00% of the Fund's average daily net assets. This fee is higher than that charged by many investment companies. However, the Board of Trustees believes that such fee is appropriate because of the complexity of managing a fund that invests in global markets. Guinness Flight or Investment Company Administration Corporation, the administrator, may, from time to time, voluntarily agree to defer or waive fees or absorb some or all of the expenses of the Fund. To the extent that they should do so, they may seek repayment of such deferred fees and absorbed expenses after this practice is discontinued. However, no repayment will be made if it would result in the Fund's expense ratio exceeding 1.98%.

ADMINISTRATOR. Pursuant to an Administration Agreement, Investment Company Administration Corporation ("ICAC") serves as administrator of the Fund. As the administrator, ICAC provides certain administrative services, including, among other responsibilities, coordinating relationships with independent contractors and agents, preparing for signature by officers and filing of certain documents required for compliance with applicable laws and regulations, preparing financial statements, and arranging for the maintenance of books and records. [ICAC receives a monthly fee equal to, on an annual basis, the greater of $20,000 or .25% of average daily net assets on the Fund.]

DISTRIBUTOR. The Guinness Flight Funds has entered into a Distribution Agreement (the "Distribution Agreement") with First Fund Distributors, Inc. ("First Fund"), a registered broker-dealer, to act as the principal distributor of the shares of the Fund. The Distribution Agreement provides First Fund with the right to distribute shares of the Fund through affiliated broker-dealers and through other broker-dealers or financial institutions with whom First Fund has entered into selected dealer agreements.

DISTRIBUTION PLAN. The Fund has adopted a Distribution Plan (the "Plan") under Rule 12b-1 under the 1940 Act. No separate payments are authorized to be made by the Fund under the Plan. Rather, the Plan recognizes that Guinness Flight or ICAC may use fee revenues, or other resources to pay expenses associated with shareholder servicing and recordkeeping functions. The Plan also provides that Guinness Flight or ICAC may make payments from these sources to third parties, including affiliates, such as banks or broker-dealers, that provide such services. See "The Funds' Management -- Fees and Expenses."

For   additional   information   concerning  the  operation  of  the  Plan,  see
"Distribution Agreements and Distribution Plans" in the Statement of Additional Information.

SHAREHOLDER SERVICING. The Fund may enter into Shareholder Servicing Agreements whereby the Adviser or Administrator pays a shareholder servicing agent for shareholder services and account maintenance, including responding to shareholder inquiries, direct shareholder communications, account balance, maintenance and dividend posting.

PRIOR PERFORMANCE OF GUINNESS FLIGHT

         The following table sets forth composite performance data relating to the Fund that is substantially similar to the Fund based on an account managed by Guinness Flight Hambro Asset Managment Limited which wholly owns Guinness Flight. Mr. Farrell, Ms. Johnstone and Ms. Lee are employed by both Guinness Flight and Guinness Flight Hambro Asset Management Limited. The data is provided to illustrate the past performance of Guinness Flight and its affiliates in managing a substantially similar account, as measured against specified market indices. Investors should not consider this performance data as an indication of future performance of the Fund.

         All information in the tables relies on data supplied by Guinness Flight or from statistical services, reports or other sources believed by Guinness Flight to be reliable. Such information has not been independently verified by the Fund. Guinness Flight has indicated that such results are net of the investment advisory fees paid to such accounts and give effect to transaction costs as well as reinvestment of income and gains.

         Set forth below are certain performance data of Guinness Flight Select Funds PLC-China Fund which is a non U.S. fund. Guinness Flight has advised the Fund that the Guinness Flight Select Funds PLC-China Fund is managed under the similar investment objectives, policies and strategies as those of the Fund.


                                        Total Returns for the Period Ending


================================================================================================================================
                                                          Guinness Flight
                                                          Select Funds PLC
                                 Guinness Flight            - China Fund                                   Credit Lyonnais
                                 Select Funds PLC             Adjusted             Micropal China            China World
                                 - China Fund (1)         Performance (2)         Equity Index (3)            Index (4)
--------------------------------------------------------------------------------------------------------------------------------
December 31, 1996                   64.05% (5)
--------------------------------------------------------------------------------------------------------------------------------
March 31, 1997
--------------------------------------------------------------------------------------------------------------------------------
June 30, 1997                      111.75% (6)
--------------------------------------------------------------------------------------------------------------------------------
September 30, 1997
================================================================================================================================


-------------
(1) Guinness Flight Select Funds PLC-China Fund performance figures provided by Guinness Flight Investment Management Limited.

(2) The Guinness Flight Select Funds PLC-China Fund performance figures have been restated in this column to show what such performance figures would have been for the individual years indicated if the projected expenses of the Fund had been applicable.
(3)      Source:
(4)      Source:
(5) The Fund began operations on January 9, 1996. Thus, the Fund's performance figure for the One Year Period Ended December 31, 1996 does not reflect the entire period.
(6)      For the nine-month period ending September 30, 1997.

HOW TO PURCHASE SHARES

GENERAL INFORMATION. Through November 30, 1997, shares of the Fund will be offered exclusively to shareholders of the existing Guinness Flight Funds who owned such shares as of November 3, 1997. Beginning December 1, 1997, the Fund will offer its shares to the general public. Shares of the Fund will cease being offered on or after December 1, 1997 to new investors when the net asset value of the Fund exceeds $50 million. Existing Mainland China Fund investors, however, may continue to purchase shares of the Fund on or after such date.

Investors may purchase shares of the Fund from the Fund's transfer agent or from other selected securities brokers or dealers. A buyer whose purchase order is received by the transfer agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will acquire shares at the net asset value as of that day. A buyer whose purchase order is received by the transfer agent after the close of trading on the New York Stock Exchange will acquire shares at the net asset value as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the purchase. The Distributor may, from time to time, provide promotional incentives to certain brokers or dealers whose representatives have sold or are expected to sell significant amounts of the Fund's shares. The Fund reserves the right to reject any purchase order.

You may also purchase shares of the SSgA Money Market Fund which is advised by State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110, and is not affiliated with the Guinness Flight Funds or Guinness Flight, if such shares are offered in your state of residence. You should carefully read the prospectus and complete the application for the SSgA Money Market Fund. For additional information, please call shareholder services at 800- 915-6566.

Shares of the Fund are available for purchase by any retirement plan, including 401(k) plans, profit sharing plans, 403(b) plans and individual retirement accounts.

OPENING AN ACCOUNT -- INVESTMENT MINIMUMS. The minimum initial investments are as follows:

                                                                      Minimum
     Type of Account                                                  Investment

     Regular (new investor)                                            $2,500
     Regular (shareholder purchasing another Guinness Flight Fund)     $1,000
     Retirement                                                        $1,000
     Gift                                                              $  250
     Pre-authorized investment plan (Initial and monthly investments)  $  100

The Fund may further reduce or waive the minimum for certain retirement and other employee benefit plans; for Guinness Flight's employees, clients and their affiliates; for advisers or financial institutions offering investors a program of services; or any other person or organization deemed appropriate by the Fund.

ADDITIONAL INVESTMENTS -- MINIMUM SUBSEQUENT INVESTMENT. The minimum "subsequent" investment is $250 for regular accounts as well as tax-qualified retirement plans. The amount of the minimum subsequent investment, like the minimum "initial" investment, may be reduced or waived by the Fund. See waiver discussion under "Opening an Account-Investment Minimums." Investments may be made either by check or by wire.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan whereby your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares. Through the pre-authorized investment plan, the minimum initial investment is $100 and the subsequent minimum monthly investments is $100 per an investment.

PURCHASING BY MAIL. State Street Bank and Trust Company (the "Transfer Agent") acts as transfer and shareholder service agent for the Fund. An investor may purchase shares by sending a check payable to Guinness Flight Investment Funds, together with an Account Application form, to the Transfer Agent at the following address:

                  Guinness Flight Investment Funds
                  P.O. Box 9288
                  Boston, MA 02205-8559

Overnight courier deliveries should be sent to:

                  Boston Financial Data Services
                  ATTN: Guinness Flight Investment Funds
                  Two Heritage Drive
                  3rd Floor
                  North Quincy, MA 02171

If the purchase is a subsequent investment, the shareholder should either include the stub from a confirmation form previously sent by the Transfer Agent or include a letter giving the shareholder's name and account number.

All purchases made by check should be in U.S. dollars and made payable to "Guinness Flight Investment Funds" or in the case of a retirement account, the custodian or trustee. Third party checks will not be accepted. When purchases are made by check or periodic account investment, redemptions will not be allowed until the investment being redeemed has been in the account for 15 calendar days.

PURCHASING BY WIRE. For an initial purchase of shares of the Fund by wire, shareholders should first telephone the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading to receive an account number. The following information will be requested: your name, address, tax identification number, dividend distribution election, amount being wired and wiring bank. In addition, a buyer will be required to provide the Transfer Agent a signature application within 10 business days of an initial purchase. You should then give instructions to your bank to transfer funds by wire to the Transfer Agent at the following address:

                  State Street Bank and Trust Company
                  ABA # 0110 00028
                  Shareholder and Custody Services
                  DDA # 99050171
                  ATTN: (Fund Name)
                  (Fund Account Number)

In making a subsequent purchase order by wire, you should wire funds to the Transfer Agent in the manner described above, making sure that the wire specifies the name of the Fund, your name and the account number. However, it is not necessary to call the Transfer Agent to make subsequent purchase orders using federal funds.

If you arrange for receipt by the Transfer Agent of federal funds prior to the close of trading (currently 4:00 p.m., Eastern time) of the New York Stock Exchange on a day the Exchange is open for normal trading, you may purchase shares of the Fund as of that day. Your bank may charge a fee for wiring money on your behalf.

HOW TO REDEEM SHARES

GENERAL INFORMATION. Investors may redeem shares of the Fund through the Transfer Agent or from other selected securities brokers or dealers. A shareholder whose redemption order is received by the Transfer Agent before the close of trading on the New York Stock Exchange, currently 4:00 p.m. Eastern time, will redeem shares at the net asset value set as of that day. A shareholder whose redemption order is received by the Transfer Agent after the close of trading on the New York Stock Exchange will redeem shares at the net asset value set as of the next trading day on the New York Stock Exchange. A broker may charge a transaction fee for the redemption. Under certain circumstances, the Fund may temporarily borrow cash pursuant to a credit agreement with Deutsche Bank AG to satisfy redemption requests.

REDEMPTIONS BY TELEPHONE. Shareholders may establish telephone redemption privileges if so elected on the account application. Shares of the Fund may then be redeemed by telephoning the Transfer Agent at (800) 915-6566, between the hours of 8:00 a.m. and 4:00 p.m. Eastern time on a day when the New York Stock Exchange is open for normal trading.

SPECIAL FACTORS REGARDING TELEPHONE REDEMPTIONS. In order to protect itself and shareholders from liability for unauthorized or fraudulent telephone transactions, the Guinness Flight Funds will use reasonable procedures in an attempt to verify the identity of a person making a telephone redemption request. The Guinness Flight Funds reserves the right to refuse a telephone redemption request if it believes that the person making the request is not the record owner of the shares being redeemed, or is not authorized by the shareholder to request the redemption. Shareholders will be promptly notified of any refused request for a telephone redemption. As long as these reasonable procedures are followed, neither the Guinness Flight Funds nor its agents will be liable for any loss, liability or cost which results from acting upon instructions of a person believed to be a shareholder with respect to the telephone redemption privilege. However, if the Guinness Flight Funds or its agents fail to follow such reasonable procedures, then the Guinness Flight Funds or its agents may be liable for any losses due to unauthorized or fraudulent instructions.

REDEMPTIONS BY MAIL. Shareholders may redeem shares of the Fund by writing to the Transfer Agent at the following address:

                  Guinness Flight Investment Funds
                  P.O. Box 9288
                  Boston, MA 02205-8559

         Overnight courier deliveries should be sent to:

                  Boston Financial Data Services
                  ATTN:  Guinness Flight Investment Funds
                  Two Heritage Drive
                  3rd Floor
                  North Quincy, MA 02171

Please specify the name of the Fund, the number of shares or dollar amount to be redeemed, and your name and account number.

The signature on a redemption request must be exactly as the names appear on the Fund's account records, and the request must be signed by the minimum number of persons designated on the account application that are required to effect a redemption. Requests by participants of qualified retirement plans must include all other signatures required by the plan and applicable federal law.

SIGNATURE GUARANTEE. If a redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Transfer Agent must be submitted before such request will be accepted. If the proceeds of the redemption exceed $50,000, or are to be paid to a person other than the record owner, or are to be sent to an address other than the address on the Transfer Agent's records, or are to be paid to a corporation, partnership, trust or fiduciary, the signature(s) on the redemption request and on the certificates, if any, or stock powers must be guaranteed by an "eligible guarantor," which includes certain banks, brokers, dealers, credit unions, securities exchanges, clearing agencies and savings associations. A signature guarantee is not the same as notarization and an acknowledgment by a notary public is not acceptable as a substitute for a signature guarantee.

REDEMPTIONS BY WIRE. Redemption proceeds are generally paid to shareholders by check. However, redemptions proceeds of $500 or more may be wired by the Transfer Agent to a shareholder's bank account. Requests for redemption by wire should include the name, location and ABA or bank routing number (if known) of the designated bank and account number. Payment will be made within three days after receipt by the Transfer Agent of the written or telephone redemption request and any share certificates, except as indicated below. Such payment may be postponed, or the right of redemption suspended at times when (a) the New York Stock Exchange is closed for other than customary weekends and holidays;
(b) trading on such exchange is restricted; (c) an emergency exists, the result of which disposal of Fund securities or determination of the value of the Fund's net assets are not reasonably practicable; or (d) during any other period when the Securities and Exchange Commission, by order, so permits. The Transfer Agent will deduct a fee equal to $10.00 from the amount wired.

REDEMPTION OF SMALL ACCOUNTS. In order to reduce expenses, the Fund may redeem shares in any account, other than retirement plan or Uniform Gift to Minors Act accounts, if at any time, due to redemptions, the total value of a shareholder's account does not equal at least $500. Shareholders will be given 30 days' prior written notice in which to purchase sufficient additional shares to avoid such a redemption.

SYSTEMATIC WITHDRAWAL PLAN. You may elect to have regular monthly or quarterly payments in any fixed amount in excess of $100 made to you, your personal bank accounts, or a properly designated third party, as long as your Fund account has a value at the current price of at least $1,000. During the withdrawal period, you may purchase additional shares for deposit to your account if the additional purchases are equal to at least one year's scheduled withdrawals. The number of full and fractional shares equal in value to the amount of the payment made will be redeemed at net asset value as determined on the day of withdrawal. As shares of the Fund are redeemed, you may recognize a capital gain or loss to be reported for income tax purposes.

REDEMPTION FEE. On redemptions of shares purchased less than 30 days prior to redemption, a fee, equal to 1.00% of the value of the shares being redeemed, shall be charged to any shareholder who redeems his interest in the Fund, such proceeds to be payable to the Fund. Such redemption fee will not be charged on shares purchased 30 or more days prior to redemption or acquired through the reinvestment of distributions of investment income and capital gains. Redemptions will be assumed to have been made through the liquidation of shares in a shareholder's account on a first-in, first-out basis. Exchanges into other Guinness Flight Funds or the SSgA Money Market Fund are considered redemptions for purposes of the redemption fee.

ADDITIONAL REDEMPTION INFORMATION. Payment for redemption of recently purchased shares will be delayed until the Transfer Agent has been advised that the purchase check has been honored, up to 12 calendar days from the time of receipt of the purchase check by the Transfer Agent. If the purchase check does not clear, the investor, and not the Fund, will be responsible for any resulting loss. Such delay may be avoided by purchasing shares by wire or by certified or official bank checks.

SHAREHOLDER SERVICES

EXCHANGE PRIVILEGE. You may exchange shares of the Fund for shares of the other Guinness Flight Funds by mailing or delivering written instructions to the Transfer Agent at the following address:

                  Guinness Flight Investment Funds
                  P.O. Box 9288

                  Boston, MA 02205-8559

Please specify the name of the applicable Fund, the number of shares or dollar amount to be exchanged and your name and account number. You may also exchange shares by telephoning the Transfer Agent at (800) 915-6566 between the hours of 8:00 a.m. and 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading.

In periods of severe market or economic conditions, telephone exchanges may be difficult to implement, in which case you should mail or send by overnight delivery a written exchange request to the Transfer Agent. Overnight deliveries should be sent to the Transfer Agent at the address on Page __.

All exchanges will be made on the basis of the relative net asset values of the Fund next determined after a completed request is received. Requests for telephone exchanges received before 4:00 p.m. (Eastern time) on a day when the New York Stock Exchange is open for normal trading will be processed that day. Otherwise, processing will occur on the next business day.

You may also exchange shares of the Fund for shares of the SSgA Money Market Fund, a money market mutual fund advised by State Street Bank & Trust Co., 225 Franklin Street, Boston, MA 02110 and not affiliated with the Guinness Flight Funds or Guinness Flight, if such shares are offered in your state of residence. Prior to making such an exchange, you should obtain and carefully read the prospectus for the SSgA Money Market Fund. The exchange privilege does not constitute an offering or recommendation on the part of the Fund or Guinness Flight of an investment in the SSgA Money Market Fund.

The SSgA Money Market Fund's fundamental investment objective is to maximize current income, to the extent consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value, by investing in dollar denominated securities with remaining maturities of one year or less. Investments in the SSgA Funds are neither insured nor guaranteed by the U.S. Government. There is no assurance that the SSgA Money Market Fund will maintain a stable net asset value of $1.00 per share.

EXCHANGE PRIVILEGE ANNUAL LIMITS. The Fund reserves the right to limit the number of exchanges a shareholder may make in any year to four (4) to avoid excessive Fund expenses.

PRE-AUTHORIZED INVESTMENT PLAN. You may establish a pre-authorized investment plan whereby your personal bank account is automatically debited and your Fund account is automatically credited with additional full and fractional shares. Through the pre-authorized investment plan, the minimum initial investment is $100 and the subsequent minimum monthly investments are $100 per an investment.

DETERMINATION OF NET ASSET VALUE

The net asset value per share (or share price) of the Fund is determined as of 4:15 p.m. Eastern Time on each business day. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets and dividing the result by the total number of Fund shares outstanding. The determination of the Fund's net asset value per share is made in accordance with generally accepted accounting principles. Among other items, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Fund's officers and in accordance with methods which are specifically authorized by its governing Board of Trustees. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

DIVIDENDS, DISTRIBUTIONS AND TAX MATTERS

DIVIDENDS AND DISTRIBUTIONS. Income dividends of the Fund are declared and paid semiannually, normally in June and December. The Fund distributes all or substantially all of its net investment income and net capital gains (if any) to shareholders each year. Any net capital gains earned by the Fund normally are distributed in June and December to the extent necessary to avoid federal income and excise taxes.

In determining the amount of capital gains, if any, available for distribution, net capital gains are offset against available net capital losses, if any, carried forward from previous fiscal periods.

All dividends and distributions of the Fund are automatically reinvested on the ex-dividend date in full and fractional shares of the Fund, unless the shareholder has made an alternate election as to the method of payment. Dividends and distributions will be reinvested at the net asset value per share determined on the ex-dividend date. Shareholders may elect, by written notice to the Transfer Agent, to receive such distributions, or the dividend portion thereof, in cash, or to invest such dividends and distributions in additional shares, including, subject to certain conditions, in shares of the Fund other than the Fund making the distribution. Investors who have not previously selected such a reinvestment option on the account application form may contact the Transfer Agent at any time to obtain a form to authorize such reinvestments in a Fund other than the Fund making the distribution. Such reinvestments into a Fund are automatically credited to the account of the shareholder.

Changes in the form of dividend and distribution payments may be made by the shareholder at any time by notice to the Transfer Agent and are effective as to any subsequent payment if such notice is received by the Transfer Agent prior to the record date of such payment. Any dividend and distribution election remains in effect until the Transfer Agent receives a revised written election by the shareholder.

Any dividend or distribution paid by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution. Therefore, a dividend or distribution declared shortly after a purchase of shares by an investor would represent, in substance, a return of capital to the shareholder with respect to such shares even though it would be subject to income taxes, as discussed below.

TAX MATTERS. The Fund intends to qualify as a regulated investment company for federal income tax purposes by satisfying the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), including the requirements with respect to diversification of assets, distribution of income and sources of income. It is the Fund's policy to distribute to shareholders all of their investment income (net of expenses) and any capital gains (net of capital losses) in accordance with the timing requirements imposed by the Code, so that the Fund will satisfy the distribution requirement of Subchapter M and not be subject to Federal income taxes or the 4% excise tax.

If the Fund fails to satisfy any of the Code requirements for qualification as a regulated investment company, it will be taxed at regular corporate tax rates on all its taxable income (including capital gains) without any deduction for distributions to shareholders, and distributions to shareholders will be taxable as ordinary dividends (even if derived from the Fund's net long-term capital gains) to the extent of the Fund's current and accumulated earnings and profits.

Distributions by the Fund of its net investment income (including foreign currency gains and losses) and the excess, if any, of its net short-term capital gain over its net long-term capital loss are taxable to shareholders as ordinary income.

Distributions by the Fund of the excess, if any, of its net long-term capital gain over its net short-term capital loss are designated as capital gain dividends and are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares.

Distributions by the Fund which are taxable to shareholders as ordinary income are treated as dividends for Federal income tax purposes, but in any year only a portion thereof (which cannot exceed the aggregate amount of qualifying dividends from domestic corporations received by the Fund during the year) may qualify for the 70% dividends-received deduction for corporate shareholders. Because the investment income of the Fund will consist primarily of dividends from foreign corporations and the Fund may have interest income and short-term capital gains, it is not expected that a significant portion of the ordinary income dividends paid by the Fund may qualify for the dividends-received deduction. Portions of the Fund's investment income may be subject to foreign income taxes withheld at the source. If the Fund meets certain requirements, it may elect to "pass-through" to shareholders any such foreign taxes, which may enable shareholders to claim a foreign tax credit or a deduction with respect to their share thereof.

Distributions to shareholders will be treated in the same manner for Federal income tax purposes whether shareholders elect to receive them in cash or reinvest them in additional shares. In general, shareholders take distributions into account in the year in which they are made. However, shareholders are required to treat certain distributions made during January as having been paid by the Fund and received by shareholders on December 31 of the preceding year. A statement setting forth the Federal income tax status of all distributions made (or deemed made) during the year, and any foreign taxes "passed-through" to shareholders, will be sent to shareholders promptly after the end of each year.

Investors should carefully consider the tax implications of purchasing shares just prior to the record date of any ordinary income dividend or capital gain dividend. Those investors purchasing shares just prior to an ordinary income or capital gain dividend will be taxed on the entire amount of the dividend received, even though the net asset value per share on the date of such purchase reflected the amount of such dividend and such dividend economically constitutes a return of capital to such investors.

A shareholder will recognize gain or loss upon the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. Any loss realized upon a taxable disposition of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any capital gain dividends received on such shares. All or a portion of any loss realized upon a taxable disposition of shares of the Fund may be disallowed if other shares of the Fund are purchased within 30 days before or after such disposition.

If a shareholder is a non-resident alien or foreign entity shareholder, ordinary income dividends paid to such shareholder generally will be subject to United States withholding tax at a rate of 30% (or lower rate under an applicable treaty). We urge non-United States shareholders to consult their own tax adviser concerning the applicability of the United States withholding tax.

Under the back-up withholding rules of the Code, shareholders may be subject to 31% withholding of federal income tax on ordinary income dividends, capital gain dividends and redemption payments made by the Fund. In order to avoid back-up withholding, shareholders must provide the appropriate Fund with a correct taxpayer identification number (which for an individual is usually his Social Security number) and certify that the shareholder is a corporation or otherwise exempt from or not subject to back-up withholding.

The foregoing discussion of federal income tax consequences is based on tax laws and regulations in effect on the date of this Prospectus, and is subject to change by legislative or administrative action. As the foregoing discussion is for general information only, shareholders should also review the more detailed discussion of federal income tax considerations relevant to the Fund that is contained in the Statement of Additional Information. In addition, shareholders should consult with their own tax adviser as to the tax consequences of investments in the Fund, including the application of state and local taxes which may differ from the federal income tax consequences described above.

ABOUT THE FUND

The Fund is a separate series of shares of the Guinness Flight Funds, which is registered under the 1940 Act as an open-end management investment company. Guinness Flight Funds was formed as a Maryland corporation on January 7, 1994 and converted to a Delaware business trust on April 28, 1997. The Fund has its own investment objective and policies designed to meet specific investment goals, operates as a non-diversified open-end management investment company and expects to be treated as a regulated investment company for federal income tax purposes.

The Fund invests in securities of different issuers and industry classifications in an attempt to spread and reduce the risks inherent in all investing. The Fund continuously offers new shares for sale to the public, and stands ready to redeem its outstanding shares for cash at their net asset value. Guinness Flight continuously reviews and, from time to time, changes the portfolio holdings of the Fund in pursuit of the Fund's investment objective.

Shares of the Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose. See "Description of the Fund -- Voting Rights" in the Statement of Additional Information.

GENERAL INFORMATION

INVESTMENT ADVISER. Guinness Flight Investment Management Limited, 225 South Lake Avenue, Suite 777, Pasadena, California 91101, serves as investment adviser for the Fund.

ADMINISTRATOR.   Investment  Company  Administration   Corporation,   2025  East
Financial Way, Glendora, California 91741, serves as administrator of the Fund.

CUSTODIAN. Investors Bank and Trust Company, 200 Clarendon Street, 16th Floor, Mailcode ADM27, Boston, Massachusetts 02116, serves as the custodian of the Fund. Generally, the custodian holds the securities, cash and other assets of the Fund.

TRANSFER AGENT. State Street Bank and Trust Company, P.O. Box 1912, Boston, Massachusetts 02105, serves as transfer agent of the Fund. Generally the
transfer   agent   provides   recordkeeping   services  for  the  Fund  and  its
shareholders.

LEGAL COUNSEL. Kramer, Levin, Naftalis & Frankel, 919 Third Avenue, New York, New York 10022 serves as counsel to the Guinness Flight Funds.

INDEPENDENT ACCOUNTANTS. Ernst & Young LLP, 515 South Flower Street, Los Angeles, CA 90071 serves as the independent accountants to the Fund. Generally, the independent accountants will audit the financial statement and the financial highlights of the Fund, as well as provide reports to the Trustees.

DISTRIBUTOR. First Fund Distributors, Inc., 4455 East Camelback Road, Suite 261E, Phoenix, Arizona 85018, serves as distributor for the Fund.

OTHER INFORMATION. This prospectus sets forth basic information that investors should know about the Fund prior to investing. A Statement of Additional Information has been filed with the Securities and Exchange Commission and is available upon request and without charge, by writing or calling the Fund at 1-800-915-6565. This prospectus omits certain information contained in the registration statement filed with the Securities and Exchange Commission. Copies of the registration statement, including items omitted from this prospectus, may be obtained from the Securities and Exchange Commission by paying the charges prescribed under its rules and regulations.

                     STATEMENT OF ADDITIONAL INFORMATION

                        GUINNESS FLIGHT INVESTMENT FUNDS
                        225 South Lake Avenue, Suite 777
                           Pasadena, California 91101


                       GUINNESS FLIGHT MAINLAND CHINA FUND


This Statement is not a prospectus but should be read in conjunction with the current prospectus dated ________, 1997 (the "Prospectus"), pursuant to which the Guinness Flight Mainland China Fund is offered. Please retain this document for future reference.

For a free copy of the Prospectus, please call the Fund at 1-800-915-6565


GENERAL INFORMATION AND HISTORY ...........................................    2

INVESTMENT OBJECTIVE AND POLICIES .........................................    2

INVESTMENT STRATEGIES AND RISKS ...........................................    3

OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS .............................   13

INVESTMENT RESTRICTIONS AND POLICIES ......................................   14

PORTFOLIO TRANSACTIONS ....................................................   15

COMPUTATION OF NET ASSET VALUE ............................................   16

PERFORMANCE INFORMATION ...................................................   16

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION ............................   18

TAX MATTERS ...............................................................   18

MANAGEMENT OF THE FUND ....................................................   23

THE INVESTMENT ADVISER AND ADVISORY AGREEMENT .............................   25

DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN ..............................   26

DESCRIPTION OF THE FUND ...................................................   27

SHAREHOLDER REPORTS .......................................................   28

                                                         Dated: __________, 1997

                         GENERAL INFORMATION AND HISTORY

         As described in the Prospectus, Guinness Flight Investment Funds ("Guinness Flight Funds") is a Delaware business trust organized as an open-end, series, management investment company. Currently, Guinness Flight Funds offers five separate series portfolios: Guinness Flight Asia Blue Chip Fund, Guinness Flight Asia Small Cap Fund, Guinness Flight China & Hong Kong Fund, Guinness Flight Global Government Bond Fund and Guinness Flight Mainland China Fund, each of which has unique investment objectives and strategies. For purposes of this statement of additional information ("Statement of Additional Information"), references to the "Fund" are to the Guinness Flight Mainland China Fund.

                        INVESTMENT OBJECTIVE AND POLICIES

GENERAL INFORMATION ABOUT THE FUND

         The Fund's investment objective is long-term capital appreciation through investments in equity securities of companies which are established in China and in companies established outside China which have a significant part of their interests in China. In pursuit of its investment objective, the Fund intends to invest 65% to 100% of its total assets in a portfolio of equity securities of companies which are established in China and which have "B" shares listed in Shanghai or Shenzhen or shares listed elsewhere such as "H" shares in Hong Kong, and in companies established outside China which have a significant part of their interests in China and are listed in Hong Kong or any other Recognized Exchange (as defined in the Prospectus). The investment objective of the Fund is a fundamental policy and may not be changed except by a majority vote of shareholders. The investment objective of the Fund is a fundamental policy and may not be changed except by a majority vote of shareholders.

         The Fund does not intend to employ leveraging techniques. Accordingly, the Fund will not borrow if amounts borrowed exceed 5% of its total assets at the time the loan is made.

         When the Fund determines that adverse market conditions exist, the Fund may adopt a temporary defensive posture and invest its entire portfolio in Money Market Instruments. In addition, the Fund may invest in Money Market Instruments in anticipation of investing cash positions. "Money Market Instruments" are short-term (less than twelve months to maturity) investments in (a) obligations of the United States or foreign governments, their respective agencies or instrumentalities; (b) bank deposits and bank obligations (including certificates of deposit, time deposits and bankers' acceptances) of United States or foreign banks denominated in any currency; (c) floating rate securities and other instruments denominated in any currency issued by international development agencies; (d) finance company and corporate commercial paper and other short-term corporate debt obligations of United States and foreign corporations meeting the credit quality standards set by Guinness Flight Funds' Board of Trustees; and (e) repurchase agreements with banks and broker-dealers with respect to such securities. While the Fund does not intend to limit the amount of its assets invested in Money Market Instruments, except to the extent believed necessary to achieve its investment objective, the Fund does not expect under normal market conditions to have a substantial portion of its assets invested in Money Market Instruments. To the extent the Fund is invested in Money Market Instruments for defensive purposes or in anticipation of investing cash positions, the Fund's investment objective may not be achieved.

         Guinness Flight does not intend to invest in any security in a country where the currency is not freely convertible to United States dollars, unless it has obtained the necessary governmental licensing to convert such currency or other appropriately licensed or sanctioned contractual guarantee to protect such investment against loss of that currency's external value, or Guinness Flight has a reasonable expectation at the time the investment is made that such governmental licensing or other appropriately licensed or sanctioned guarantee would be obtained or that the currency in which the security is quoted would be freely convertible at the time of any proposed sale of the security by the Fund.

         The Fund may invest indirectly in issuers through sponsored or unsponsored American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), Global Depository Shares ("GDSs") and other types of depository receipts (which, together with ADRs, EDRs, GDRs, and GDSs, are hereinafter referred to as "Depository Receipts"). Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depository Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depository Receipts. ADRs are Depository Receipts typically issued by a United States bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. GDRs and other types of Depository Receipts are typically issued by foreign banks or trust companies, although they also may be issued by either a foreign or a United States corporation. Generally, Depository Receipts in registered form are designed for use in the United States securities markets and Depository Receipts in bearer form are designed for use in securities markets outside the United States. For purposes of the Fund's investment policies, investments in ADRs, GDRs and other types of Depository Receipts will be deemed to be investments in the underlying securities. Depository Receipts other than those denominated in United States dollars will be subject to foreign currency exchange rate risk. Certain Depository Receipts may not be listed on an exchange and therefore may be illiquid securities.

         Securities in which the Fund may invest include those that are neither listed on a stock exchange nor traded over-the-counter. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements which may be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration. To the extent that such securities are illiquid by virtue of the absence of a readily available market, or legal or contractual restrictions on resale, they will be subject to the Fund's investment restriction on illiquid securities, discussed below.

         The Fund, together with any of its "affiliated persons," as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), may only purchase up to 3% of the total outstanding securities of any underlying investment company. Accordingly, when the Fund or such "affiliated persons" hold shares of an underlying investment company, the Fund's ability to invest fully in shares of those investment companies is restricted, and Guinness Flight must then, in some instances, select alternative investments that would not have been its first preference.

         There can be no assurance that appropriate investment companies will be available for investment. The Fund does not intend to invest in such investment companies unless, in the judgment of Guinness Flight, the potential benefits of such investment justify the payment of any applicable premium or sales charge.

                         INVESTMENT STRATEGIES AND RISKS

OPTIONS AND FUTURES STRATEGIES

         Through the writing of call options and the purchase of options and the purchase and sale of stock index futures contracts, interest rate futures contracts, foreign currency futures contracts and related options on such futures contracts, Guinness Flight may at times seek to hedge against a decline in the value of securities included in the Fund's portfolio or an increase in the price of securities which it plans to purchase for the Fund or to reduce risk or volatility while seeking to enhance investment performance. Expenses and losses incurred as a result of such hedging strategies will reduce the Fund's current return.

         The ability of the Fund to engage in the options and futures strategies described below will depend on the availability of liquid markets in such instruments. Although the Fund will not enter into an option or futures position unless a liquid secondary market for such option or futures contract is believed by Guinness Flight to exist, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. Reasons for the absence of a liquid secondary market include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by a securities exchange (an "Exchange") on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an Exchange; (v) the facilities of an Exchange or the Options Clearing Corporation ("OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market thereon would cease to exist, although outstanding options on that Exchange that had been issued by the OCC as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.

         Low initial margin deposits made upon the opening of a futures position and the writing of an option involve substantial leverage. As a result, relatively small movements in the price of a contract can result in substantial unrealized gains or losses. However, to the extent the Fund purchases or sells futures contracts and options on futures contracts and purchases and writes options on securities and securities indexes for hedging purposes, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset, in whole or in part, by increases in the value of securities held by the Fund or decreases in the prices of securities the Fund intends to acquire. It is impossible to predict the amount of trading interest that may exist in various types of options or futures. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes stated below. Furthermore, the Fund's ability to engage in options and futures transactions may be limited by tax considerations. Although the Fund will only engage in options and futures transactions for limited purposes, such transactions involve certain risks. The Fund will not engage in options and futures transactions for leveraging purposes.

         Upon purchasing futures contracts of the type described above, the Fund will maintain in a segregated account with its custodian cash or liquid high grade debt obligations with a value, marked-to-market daily, at least equal to the dollar amount of the Funds' purchase obligation, reduced by any amount maintained as margin. Similarly, upon writing a call option, the Fund will maintain in a segregated account with its custodian, liquid or high grade debt instruments with a value, marked-to-market daily, at least equal to the market value of the underlying contract (but not less than the strike price of the call option) reduced by any amounts maintained as margin.

WRITING COVERED CALL OPTIONS ON SECURITIES

         The Fund may write covered call options on optionable securities (stocks, bonds, foreign exchange related futures, options and options on futures) of the types in which it is permitted to invest in seeking to attain its objective. Call options written by the Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price. As the writer of the call option, the Fund is obligated to own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges).

         The Fund will receive a premium from writing a call option, which increases the writer's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.

         The Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more, respectively, than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

         Options written by the Fund will normally have expiration dates not more than one year from the date written. The exercise price of the options may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current market price of the underlying securities at the times the options are written. The Fund may engage in buy-and-write transactions in which the Fund simultaneously purchases a security and writes a call option thereon. Where a call option is written against a security subsequent to the purchase of that security, the resulting combined position is also referred to as a covered call option. Buy-and-write transactions using in-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or decline moderately during the option period. In such a transaction, the Fund's maximum gain will be the premium received from writing the option reduced by any excess of the price paid by the Fund for the underlying security over the exercise price. Buy-and-write transactions using at-the-money call options may be utilized when it is expected that the price of the underlying security will remain flat or advance moderately during the option period. In such a transaction, the Fund's gain will be limited to the premiums received from writing the option. Buy-and-write transactions using out-of-the-money call options may be utilized when it is expected that the premiums received from writing the call option plus the appreciation in market price of the underlying security up to the exercise price will be greater than the appreciation in the price of the underlying security alone. In any of the foregoing situations, if the market price of the underlying security declines, the amount of such decline will be offset wholly or in part by the premium received and the Fund may or may not realize a loss.

         To the extent that a secondary market is available on any Exchanges, the covered call option writer may liquidate his position prior to the assignment of an exercise notice by entering a closing purchase transaction for an option of the same series as the option previously written. The cost of such a closing purchase, plus transaction costs, may be greater than the premium received upon writing the original option, in which event the writer will have incurred a loss in the transaction.

PURCHASING PUT AND CALL OPTIONS ON SECURITIES

         The Fund may purchase put options to protect its portfolio holdings in an underlying security against a decline in market value. Such hedge protection is provided during the life of the put option since the Fund, as holder of the put option, is able to sell the underlying security at the put exercise price regardless of any decline in the underlying security's market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs. By using put options in this manner, the Fund will reduce any profit they might otherwise have realized in the underlying security by the premium paid for the put option and by transaction costs.

         The Fund may also purchase call options to hedge against an increase in prices of securities that it wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit they might have realized had they bought the underlying security at the time they purchased the call option by the premium paid for the call option and by transaction costs.

PURCHASE AND SALE OF OPTIONS AND FUTURES ON STOCK INDICES

         The Fund may purchase and sell options on stock indices and stock index futures as a hedge against movements in the equity markets.

         Options on stock indices are similar to options on specific securities except that, rather than the right to take or make delivery of the specific security at a specific price, an option on a stock index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of that stock index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to such difference between the closing price of the index and the exercise price of the option expressed in dollars multiplied by a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on specific securities, all settlements of options on stock indices are in cash and gain or loss depends on general movements in the stocks included in the index rather than on price movements in particular stocks. Currently, index options traded include the S&P 100 Index, the S&P 500 Index, the NYSE Composite Index, the AMEX Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices.

         A stock index futures contract is an agreement in which one party agrees to deliver to the other an amount of cash equal to a specific dollar amount multiplied by the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. For example, the Fund may invest in Hang-Seng Index Futures. No physical delivery of securities is made.

         If Guinness Flight expects general stock market prices to rise, it might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities they want ultimately to buy. If in fact the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund's index option or futures contract resulting from the increase in the index. If, on the other hand, Guinness Flight expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does in fact decline, the value of some or all of the equity securities in the Fund's portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund's position in such put option or futures contract.

PURCHASE AND SALE OF INTEREST RATE FUTURES

         The Fund may purchase and sell U.S. dollar interest rate futures contracts on U.S. Treasury bills, notes and bonds and non-U.S. dollar interest rate futures contracts on foreign bonds for the purpose of hedging fixed income and interest sensitive securities against the adverse effects of anticipated movements in interest rates.

         The Fund may purchase futures contracts in anticipation of a decline in interest rates when it is not fully invested in a particular market in which it intends to make investments to gain market exposure that may in part or entirely offset an increase in the cost of securities it intends to purchase. The Fund does not consider purchases of futures contracts to be a speculative practice under these circumstances. In a substantial majority of these transactions, the Fund will purchase securities upon termination of the futures contract.

         The Fund may sell U.S. dollar and non-U.S. dollar interest rate futures contracts in anticipation of an increase in the general level of interest rates. Generally, as interest rates rise, the market value of the fixed income securities held by the Fund will fall, thus reducing the net asset value of the holder. This interest rate risk can be reduced without employing futures as a hedge by selling long-term fixed income securities and either reinvesting the proceeds in securities with shorter maturities or by holding assets in cash. This strategy, however, entails increased transaction costs to the Fund in the form of dealer spreads and brokerage commissions.

         The sale of U.S. dollar and non-U.S. dollar interest rate futures contracts provides an alternative means of hedging against rising interest rates. As rates increase, the value of the Fund's short position in the futures contracts will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments which are being hedged. While the Fund will incur commission expenses in entering and closing out futures positions (which is done by taking an opposite position from the one originally entered into, which operates to terminate the position in the futures contract), commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of portfolio securities.

OPTIONS ON STOCK INDEX FUTURES CONTRACTS AND INTEREST RATE FUTURES CONTRACTS

         The Fund may write call options and purchase call and put options on stock index and interest rate futures contracts. The Fund may use such options on futures contracts in connection with their hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures. For example, the Fund may purchase put options or write call options on stock index futures or interest rate futures, rather than selling futures contracts, in anticipation of a decline in general stock market prices or rise in interest rates, respectively, or purchase call options on stock index or interest rate futures, rather than purchasing such futures, to hedge against possible increases in the price of equity securities or debt securities, respectively, which the Fund intends to purchase.

PURCHASE AND SALE OF CURRENCY FUTURES CONTRACTS AND RELATED OPTIONS

         In order to hedge its portfolio and to protect it against possible variations in foreign exchange rates pending the settlement of securities transactions, the Fund may buy or sell foreign currencies or may deal in forward currency contracts. The Fund may also invest in currency futures contracts and related options. If a fall in exchange rates for a particular currency is anticipated, the Fund may sell a currency futures contract or a call option thereon or purchase a put option on such futures contract as a hedge. If it is anticipated that exchange rates will rise, the Fund may purchase a currency futures contract or a call option thereon or sell (write) a put option to protect against an increase in the price of securities denominated in a particular currency the Fund intends to purchase. These futures contracts and related options thereon will be used only as a hedge against anticipated currency rate changes, and all options on currency futures written by the Fund will be covered.

         A currency futures contract sale creates an obligation by the Fund, as seller, to deliver the amount of currency called for in the contract at a specified future time for a specified price. A currency futures contract purchase creates an obligation by the Fund, as purchaser, to take delivery of an amount of currency at a specified future time at a specified price. Although the terms of currency futures contracts specify actual delivery or receipt, in most instances the contracts are closed out before the settlement date without the making or taking of delivery of the currency. Closing out of a currency futures contract is effected by entering into an offsetting purchase or sale transaction. Unlike a currency futures contract, which requires the parties to buy and sell currency on a set date, an option on a currency futures contract entitles its holder to decide on or before a future date whether to enter into such a contract or let the option expire.

         The Fund will write (sell) only covered call options on currency futures. This means that the Fund will provide for their obligations upon exercise of the option by segregating sufficient cash or short-term obligations or by holding an offsetting position in the option or underlying currency future, or a combination of the foregoing. The Fund will, so long as they are obligated as the writer of a call option on currency futures, own on a contract-for-contract basis an equal long position in currency futures with the same delivery date or a call option on stock index futures with the difference, if any, between the market value of the call written and the market value of the call or long currency futures purchased maintained by the Fund in cash, cash equivalents or other liquid securities in a segregated account with its custodian. If at the close of business on any day the market value of the call purchased by the Fund falls below 100% of the market value of the call written by the Fund, the Fund will so segregate an amount of cash, cash equivalents or other liquid securities equal in value to the difference. Alternatively, the Fund may cover the call option through segregating with the custodian an amount of the particular foreign currency equal to the amount of foreign currency per futures contract option times the number of options written by the Fund.

         If other methods of providing appropriate cover are developed, the Fund reserves the right to employ them to the extent consistent with applicable regulatory and exchange requirements.

         In connection with transactions in stock index options, stock index futures, interest rate futures, foreign currency futures and related options on such futures, the Fund will be required to deposit as "initial margin" an amount of cash and short-term U.S. Government securities generally equal to from 5% to 10% of the contract amount. Thereafter, subsequent payments (referred to as "variation margin") are made to and from the broker to reflect changes in the value of the futures contract.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may write call options and purchase call and put options on foreign currencies to enhance investment performance and for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized as described above. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         Also, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write only covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian, which acts as the Fund's custodian, or by a designated sub-custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price or the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities and other high-grade liquid debt securities in a segregated account with its custodian or with a designated sub-custodian.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

         The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund from variations in foreign exchange rates. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation, the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. dollar amount where it believes that the U.S. dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. dollar value of the currency in which portfolio securities of the sector are denominated ("cross-hedge"). If the Fund enters into a position hedging transaction, cash not available for investment or U.S. Government Securities or other high quality debt securities will be placed in a segregated account in an amount sufficient to cover the Fund's net liability under such hedging transactions. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to its position hedging transactions. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting it to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting it to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. Unanticipated changes in currency prices would result in lower overall performance for the Fund than if it had not entered into such contracts.

         Generally, the Fund will not enter into a forward foreign currency exchange contract with a term of greater than one year. At the maturity of the contract, the Fund may either sell the portfolio security and make delivery of the foreign currency, or may retain the security and terminate the obligation to deliver the foreign currency by purchasing an "offsetting" forward contract with the same currency trader obligating the Fund to purchase, on the same maturity date, the same amount of foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between entering into a forward contract for the sale of a foreign currency and the date the Fund enters into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency the Fund has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency the Fund has agreed to purchase exceeds the price of the currency the Fund has agreed to sell.

         The Fund's dealing in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency-denominated securities and will not do so unless deemed appropriate by Guinness Flight. It also should be realized that this method of protecting the value of the Fund's portfolio securities against the decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result should the value of such currency increase.

ADDITIONAL RISKS OF FUTURES CONTRACTS AND RELATED OPTIONS, FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         The market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the securities and futures markets. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.

         In addition, futures contracts in which the Fund may invest may be subject to commodity exchange imposed limitations on fluctuations in futures contract prices during a single day. Such regulations are referred to as "daily price fluctuation limits" or "daily limits." During a single trading day no trades may be executed at prices beyond the daily limit. Once the price of a futures contract has increased or decreased by an amount equal to the daily limit, positions in those futures cannot be taken or liquidated unless both a buyer and seller are willing to effect trades at or within the limit. Daily limits, or regulatory intervention in the commodity markets, could prevent the Fund from promptly liquidating unfavorable positions and adversely affect operations and profitability.

         Options on foreign currencies and forward foreign currency exchange contracts ("forward contracts") are not traded on contract markets regulated by the Commodity Futures Trading Commission ("CFTC") and are not regulated by the Securities and Exchange Commission ("SEC"). Rather, forward currency contracts are traded through financial institutions acting as market-makers. Foreign currency options are traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. In the forward currency market, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Moreover, a trader of forward contracts could lose amounts substantially in excess of its initial investments, due to the collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the OCC, thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may exist, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

         In addition, futures contracts and related options and forward contracts and options on foreign currencies may be traded on foreign exchanges, to the extent permitted by the CFTC. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by
(a) other complex foreign political and economic factors, (b) lesser availability than in the United States of data on which to make trading decisions, (c) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States and the United Kingdom, (d) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (e) lesser trading volume.

REGULATORY MATTERS

         The staff of the SEC has taken the position that the purchase and sale of futures contracts and the writing of related options may involve senior securities for the purposes of the restrictions contained in Section 18 of the 1940 Act on investment companies issuing senior securities. However, the SEC staff has issued letters declaring that it will not recommend enforcement action under Section 18 if an investment company:

                           (i) sells futures contracts on an index of securities that correlate with its portfolio securities to offset expected declines in the value of its portfolio securities;

                           (ii) writes call options on futures contracts, stock indexes or other securities, provided that such options are covered by the investment company's holding of a corresponding long futures position, by its ownership of portfolio securities which correlate with the underlying stock index, or otherwise;

                           (iii) purchases futures contracts, provided the investment company establishes a segregated account ("cash segregated account") consisting of cash or cash equivalents in an amount equal to the total market value of such futures contracts less the initial margin deposited therefor; and

                           (iv) writes put options on futures contracts, stock indices or other securities, provided that such options are covered by the investment company's holding of a corresponding short futures position, by establishing a cash segregated account in an amount equal to the value of its obligation under the option, or otherwise.

         In connection with its proposed futures and options transactions, the Fund will file with the CFTC a notice of eligibility for exemption from the definition of (and therefore from CFTC regulation as) a "commodity pool operator" under the Commodity Exchange Act. The Fund is eligible for, and is claiming, exclusion from the definition of the term commodity pool operator in connection with the operations of the Fund, in accordance with subparagraph (1) of paragraph (a) of CFTC Rule 4.5, because the Fund operates in a manner such that:

                           (i) the Fund  uses  commodity  futures  or  commodity
                  options contracts solely for bona fide hedging purposes within the meaning and intent of CFTC Rule 1.3(z)(1); provided, however, that in the alternative, with respect to each long position in a commodity future or commodity option contract which is used as part of a portfolio management strategy and which is incidental to the Fund's activities in the underlying cash market but would not come within the meaning and intent of Rule 1.3(z)(1), as a substitute for compliance with this paragraph (i), the underlying commodity value of such contract at all times does not exceed the sum of:

                           (A) Cash  set  aside in an  identifiable  manner,  or
                  short-term United States debt obligations or other United States dollar-denominated high quality short-term money market instruments so set aside, plus any funds deposited as margin on such contract;

                           (B) Cash proceeds from existing investments due in
                  30 days; and

                           (C) Accrued profits on such contract held at the futures commission merchant.

                           (ii) the Fund does not enter into  commodity  futures
                  and commodity options contracts for which the aggregate initial margin and premiums exceed five (5) percent of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount as defined in CFTC Rule 190.01(x) may be excluded in computing such five (5) percent;

         The Fund will conduct their purchases and sales of futures contracts and writing of related options transactions in accordance with the foregoing.

REPURCHASE AGREEMENTS

         The Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund acquires a debt instrument for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such debt instrument at a fixed price. The resale price is in excess of the purchase price in that it reflects an agreed-upon market interest rate effective for the period of time during which the Fund's money is invested. The Fund's risk is limited to the ability of the seller to pay the agreed-upon sum upon the delivery date. When the Fund enters into a repurchase agreement, it obtains collateral having a value at least equal to the amount of the purchase price. Repurchase agreements can be considered loans as defined by the 1940 Act, collateralized by the underlying securities. The return on the collateral may be more or less than that from the repurchase agreement. The securities underlying a repurchase agreement will be marked to market every business day so that the value of the collateral is at least equal to the value of the loan, including the accrued interest earned. In evaluating whether to enter into a repurchase agreement, Guinness Flight will carefully consider the creditworthiness of the seller. If the seller defaults and the value of the collateral securing the repurchase agreement declines, the Fund may incur a loss.

ILLIQUID AND RESTRICTED SECURITIES

         The Fund has adopted the following investment policy, which may be changed by the vote of the Board of Trustees. The Fund will not invest in illiquid securities if immediately after such investment more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. For this purpose, illiquid securities include (a) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (b) participation interests in loans that are not subject to puts, (c) covered call options on portfolio securities written by the Fund over-the-counter and the cover for such options, and (d) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered for sale to the public, securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act of 1933, as amended (the "Securities Act"), including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act applicable to resales of certain securities to qualified institutional buyers. Guinness Flight anticipates that the market for certain restricted securities such as institutional commercial paper will expand further as a result of this new regulation and the development of automated systems for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers, such as the PORTAL System sponsored by the National Association of Securities Dealers, Inc. (the "NASD").

         Guinness Flight will monitor the liquidity of restricted securities in the Fund's portfolio under the supervision of the Fund's Board of Trustees. In reaching liquidity decision, Guinness Flight will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security;
(2) the number of dealers wishing to purchase or sell security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

                  OTHER RISK FACTORS AND SPECIAL CONSIDERATIONS

         Investors should recognize that investing in securities of companies in emerging countries, involves certain special considerations and risk factors which are not typically associated with investing in securities of U.S. companies. The following disclosure augments the information provided in the prospectus under the heading "Other Risk Considerations."

ADDITIONAL FOREIGN CURRENCY CONSIDERATIONS

         The Fund's assets will be invested principally in securities of entities in foreign markets and substantially all of the income received by the Fund will be in foreign currencies. If the value of the foreign currencies in which the Fund receives its income falls relative to the U.S. dollar between the earning of the income and the time at which the Fund converts the foreign currencies to U.S. dollars, the Fund will be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. dollars to meet distribution requirements. The liquidation of investments, if required, may have an adverse impact on the Fund's performance.

         Changes in foreign currency exchange rates also will affect the value of securities in the Fund's portfolio and the unrealized appreciation or depreciation of investments. Further, the Fund may incur costs in connection with conversions between various currencies. Foreign exchange dealers realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer normally will offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire immediately to resell that currency to the dealer. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward, futures or options contracts to purchase or sell foreign currencies.

         The Fund may enter into forward currency exchange contracts and currency futures contracts and options on such futures contracts, as well as purchase put or call options on currencies, in U.S. or foreign markets to protect the value of some portion or all of its portfolio holdings against currency risks by engaging in hedging transactions. There can be no guarantee that instruments suitable for hedging currency or market shifts will be available at the time when the Fund wishes to use them. Moreover, investors should be aware that in most emerging countries, such as China, the markets for certain of these hedging instruments are not highly developed and that in many emerging countries no such markets currently exist.

                      INVESTMENT RESTRICTIONS AND POLICIES

         Investment restrictions are fundamental policies and cannot be changed without approval of the holders of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund. As used in the Prospectus and this Statement of Additional Information, the term "majority of the outstanding shares" of the Fund means the vote of the lesser of (i) 67% or more of the shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund. The following are the Fund's investment restrictions set forth in their entirety.

INVESTMENT RESTRICTIONS

         The Fund may not:

         1. Issue senior securities, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) to increase its holdings of portfolio securities, (ii) to meet redemption requests, or (iii) for such short-term credits as may be necessary for the clearance or settlement of the transactions. The Fund may pledge its assets to secure such borrowings.

         2. Invest 25% or more of the total value of its assets in a particular industry, except that this restriction shall not apply to U.S. Government Securities.

         3. Buy or sell commodities or commodity contracts or real estate or interests in real estate (including real estate limited partnerships), except that it may purchase and sell futures contracts on stock indices, interest rate instruments, foreign currencies, securities which are secured by real estate or commodities, and securities of companies which invest or deal in real estate or commodities.

         4. Make loans, except through repurchase agreements to the extent permitted under applicable law.

         5. Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under applicable securities laws.

         Investment policies are not fundamental and may be changed by the Board
of  Trustees  without  shareholder  approval.   The  following  are  the  Fund's
investment policies set forth in their entirety.

INVESTMENT POLICIES

         The Fund may not:

         1. Purchase securities on margin, except such short-term credits as may be necessary for clearance of transactions and the maintenance of margin with respect to futures contracts.

         2. Make short sales of securities or maintain a short position (except that the Fund may maintain short positions in foreign currency contracts, options and futures contracts).

         3.  Purchase  or  otherwise  acquire  the  securities  of any  open-end investment company (except in connection with a merger, consolidation, acquisition of substantially all of the assets or reorganization of another investment company) if, as a result, the Fund and all of its affiliates would own more than 3% of the total outstanding stock of that company.

         Percentage restrictions apply at the time of acquisition and any subsequent change in percentages due to changes in market value of portfolio securities or other changes in total assets will not be considered a violation of such restrictions.

                             PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by Guinness Flight subject to the supervision of the Guinness Flight Funds and the Board of Trustees and pursuant to authority contained in the investment advisory agreement (the "Advisory Agreement") between the Fund and Guinness Flight. In selecting such brokers or dealers, Guinness Flight will consider various relevant factors, including, but not limited to the best net price available, the size and type of the transaction, the nature and character of the markets for the security to be purchased or sold, the execution efficiency, settlement capability, financial condition of the broker-dealer firm, the broker-dealer's execution services rendered on a continuing basis and the reasonableness of any commissions.

         In addition to meeting the primary requirements of execution and price, brokers or dealers may be selected who provide research services, or statistical material or other services to the Fund or to Guinness Flight for the Fund's use, which in the opinion of the Board of Trustees, are reasonable and necessary to the Fund's normal operations. Those services may include economic studies, industry studies, security analysis or reports, sales literature and statistical services furnished either directly to the Fund or to Guinness Flight. Such allocation shall be in such amounts as Guinness Flight Funds shall determine and Guinness Flight shall report regularly to Guinness Flight Funds who will in turn report to the Board of Trustees on the allocation of brokerage for such services.

         The receipt of research from broker-dealers may be useful to Guinness Flight in rendering investment management services to its other clients, and conversely, such information provided by brokers or dealers who have executed orders on behalf of Guinness Flight's other clients may be useful to Guinness Flight in carrying out its obligations to the Fund. The receipt of such research may not reduce Guinness Flight's normal independent research activities.

         Guinness Flight is authorized, subject to best price and execution, to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the Fund and is authorized to use First Fund Distributors, Inc. (the "Distributor") on an agency basis, to effect a substantial amount of the portfolio transactions which are executed on the New York or American Stock Exchanges, regional exchanges and foreign exchanges where relevant, or which are traded in the over-the-counter market.

         Brokers or dealers who execute portfolio transactions on behalf of the Fund may receive commissions which are in excess of the amount of commissions which other brokers or dealers would have charged for effecting such transactions; provided, Guinness Flight Funds determines in good faith that such commissions are reasonable in relation to the value of the brokerage and/or research services provided by such executing brokers or dealers viewed in terms of a particular transaction or Guinness Flight Fund's overall responsibilities to the Fund.

         It may happen that the same security will be held by other clients of Guinness Flight. When the other clients are simultaneously engaged in the purchase or sale of the same security, the prices and amounts will be allocated in accordance with a formula considered by Guinness Flight to be equitable to each, taking into consideration such factors as size of account, concentration of holdings, investment objectives, tax status, cash availability, purchase cost, holding period and other pertinent factors relative to each account. In some cases this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the ability of the Fund to participate in volume transactions will produce better executions for the Fund.

                         COMPUTATION OF NET ASSET VALUE

         The net asset value of the Fund is determined at 4:15 p.m. New York time, on each day that the New York Stock Exchange is open for business and on such other days as there is sufficient trading in the Fund's securities to affect materially the net asset value per share of the Fund. The Fund will be closed on New Years Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

         The Fund will invest in foreign securities, and as a result, the calculation of the Fund's net asset value may not take place contemporaneously with the determination of the prices of certain of the portfolio securities used in the calculation. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the New York Stock Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Board of Trustees. Portfolio securities of the Fund which are traded both on an exchange and in the over-the-counter market, will be valued according to the broadest and most representative market. All assets and liabilities initially expressed in foreign currency values will be converted into U.S. Dollar values at the mean between the bid and offered quotations of the currencies against U.S. Dollars as last quoted by any recognized dealer. When portfolio securities are traded, the valuation will be the last reported sale price on the day of valuation. (For securities traded on the New York Stock Exchange, the valuation will be the last reported sales price as of the close of the Exchange's regular trading session, currently 4:00 p.m. New York time.) If there is no such reported sale or the valuation is based on the over-the-counter market, the securities will be valued at the last available bid price or at the mean between the bid and asked prices, as determined by the Board of Trustees. As of the date of this Statement of Additional Information, such securities will be valued by the latter method. Securities for which reliable quotations are not readily available and all other assets will be valued at their respective fair market value as determined in good faith by, or under procedures established by, the Board of Trustees of the Fund.

         Money market instruments with less than sixty days remaining to maturity when acquired by the Fund will be valued on an amortized cost basis by the Fund, excluding unrealized gains or losses thereon from the valuation. This is accomplished by valuing the security at cost and then assuming a constant amortization to maturity of any premium or discount. If the Fund acquires a money market instrument with more than sixty days remaining to its maturity, it will be valued at current market value until the 60th day prior to maturity, and will then be valued on an amortized cost basis based upon the value on such date unless the Board of Trustees determines during such 60-day period that this amortized cost value does not represent fair market value.

         All liabilities incurred or accrued are deducted from the Fund's total assets. The resulting net assets are divided by the number of shares of the Fund outstanding at the time of the valuation and the result (adjusted to the nearest cent) is the net asset value per share.

                             PERFORMANCE INFORMATION

         For purposes of quoting and comparing the performance of the Fund to that of other mutual funds and to stock or other relevant indices in advertisements or in reports to shareholders, performance will be stated both in terms of total return and in terms of yield. The total return basis combines principal and dividend income changes for the periods shown. Principal changes are based on the difference between the beginning and closing net asset values for the period and assume reinvestment of dividends and distributions paid by the Fund. Dividends and distributions are comprised of net investment income and net realized capital gains. Under the rules of the SEC, mutual funds which advertise performance must include total return quotes calculated according to the following formula:

                P(1 + T)^n = ERV

         Where: P = a hypothetical initial payment of $1,000

                T = average annual total return
                n = number of years (1, 5 or 10)
                ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year period or at the end of the 1, 5 or 10 year period (or fractional portion thereof)

         In calculating the ending redeemable value, all dividends and distributions by the Fund are assumed to have been reinvested at net asset value as described in the prospectus on the reinvestment dates during the period. Total return, or "T" in the formula above, is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods (or fractional portion thereof) that would equate the initial amount invested to the ending redeemable value.

         The Fund may also from time to time include in such advertising a total return figure that is not calculated according to the formula set forth above in order to compare more accurately the Fund's performance with other measures of investment return. For example, in comparing the Fund's total return with data published by Lipper Analytical Services, Inc. or similar independent services or financial publications, the Fund calculates its aggregate total return for the specified periods of time by assuming the reinvestment of each dividend or other distribution at net asset value on the reinvestment date. Percentage increases are determined by subtracting the initial net asset value of the investment from the ending net asset value and by dividing the remainder by the beginning net asset value. Such alternative total return information will be given no greater prominence in such advertising than the information prescribed under the SEC's rules.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

         The Fund has elected to be governed by Rule 18f-1 of the 1940 Act, under which the Fund is obligated to redeem the shares of any shareholder solely in cash up to the lesser of 1% of the net asset value of the Fund or $250,000 during any 90-day period. Should any shareholder's redemption exceed this limitation, the Fund can, at its sole option, redeem the excess in cash or in readily marketable portfolio securities. Such securities would be selected solely by the Fund and valued as in computing net asset value. In these circumstances a shareholder selling such securities would probably incur a brokerage charge and there can be no assurance that the price realized by a shareholder upon the sale of such securities will not be less than the value used in computing net asset value for the purpose of such redemption.

                                   TAX MATTERS

         The following is only a summary of certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as substitutes for careful tax planning.

Qualification as a Regulated Investment Company

         The Fund has elected to be taxed as a regulated investment company for federal income tax purposes under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). As a regulated investment company, the Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and capital gain net income

(i.e., the excess of capital gains over capital losses) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) for the taxable year (the "Distribution Requirement"), and satisfies certain other requirements of the Code that are described below. Distributions by the Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains of the taxable year and will therefore satisfy the Distribution Requirement.

         In addition to satisfying the Distribution Requirement, a regulated investment company must: (1) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company's principal business of investing in stock or securities) and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "Income Requirement"); and (2) derive less than 30% of its gross income (exclusive of certain gains on designated hedging transactions that are offset by realized or unrealized losses on offsetting positions) from the sale or other disposition of stock, securities or foreign currencies (or options, futures or forward contracts thereon) held for less than three months (the "Short-Short Gain Test"). However, foreign currency gains, including those derived from options, futures and forwards, will not in any event be characterized as Short-Short Gain if they are directly related to the regulated investment company's investments in stock or securities (or options or futures thereon). Because of the Short-Short Gain Test, the Fund may have to limit the sale of appreciated securities that it has held for less than three months. However, the Short-Short Gain Test will not prevent the Fund from disposing of investments at a loss, since the recognition of a loss before the expiration of the three-month holding period is disregarded for this purpose. Interest (including original issue discount) received by the Fund at maturity or upon the disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of the Short-Short Gain Test. However, income that is attributable to realized market appreciation will be treated as gross income from such sale or other disposition of securities for this purpose.

         In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, gain recognized on the disposition of a debt obligation purchased by the Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount which accrued during the period of time the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto (but only to the extent attributable to changes in foreign currency exchange rates), and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless the Fund elects otherwise), will generally be treated as ordinary income or loss.

         In general, for purposes of determining whether capital gain or loss recognized by the Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected if (as applicable, depending on the type of the Fund) (1) the asset is used to close a "short sale" (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, or (2) the asset is otherwise held by the Fund as part of a "straddle" (which term generally excludes a situation where the asset is stock and the Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto. However, for purposes of the Short-Short Gain Test, the holding period of the asset disposed of may be reduced only in the case of clause (1) above. In addition, the Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

         Any gain recognized by the Fund on the lapse of, or any gain or loss recognized by the Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. For purposes of the Short-Short Gain Test, the holding period of an option written by the Fund will commence on the date it is written and end on the date it lapses or the date a closing transaction is entered into.
Accordingly, the Fund may be limited in its ability to write options which expire within three months and to enter into closing transactions at a gain within three months of the writing of options.

         Certain transactions that may be engaged in by the Fund (such as regulated futures contracts, certain foreign currency contracts, and options on stock indexes and futures contracts) will be subject to special tax treatment as "Section 1256 contracts." Section 1256 contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer's obligations (or rights) under such contracts have not terminated (by delivery, exercise, entering into a closing transaction or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 contracts is taken into account for the taxable year together with any other gain or loss that was previously recognized upon the termination of Section 1256 contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such contracts) is generally treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. The Fund, however, may elect not to have this special tax treatment apply to Section 1256 contracts that are part of a "mixed straddle" with other investments of the Fund that are not Section 1256 contracts. Under Treasury Regulations, deemed gains arising from Section 1256 contracts will be treated for purposes of the Short-Short Gain Test as being derived from securities held for not less than three months.

         The Fund may purchase securities of certain foreign investment funds or trusts which constitute passive foreign investment companies ("PFICs") for federal income tax purposes. If the Fund invests in a PFIC, it may elect to treat the PFIC as a qualified electing fund (a "QEF"), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC's ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC's net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earning or capital gain from the PFIC. If the Fund does not elect to treat the PFIC as a QEF, then, in general, (1) any gain recognized by the Fund upon sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund's holding period of its interest in the PFIC, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund's gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as an ordinary income dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, the sum of (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest tax rate (individual or corporate) in effect for such prior year and
(ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will again be taxable to the shareholders as an ordinary income dividend.

         Under proposed Treasury Regulations, a fund holding PFIC stock can elect to recognize as gain the excess, as of the last day of its taxable year, of the fair market value of each share of PFIC stock over the fund's adjusted tax basis in that share ("mark to market gain"). Such mark to market gain will constitute ordinary income and will not be subject to the Short-Short Gain Test, and the Fund's holding period with respect to such PFIC stock will commence on the first day of the next taxable year. If the Fund makes such election in the first taxable year it holds PFIC stock, it will not incur the tax described in the preceding paragraph.

         Treasury Regulations permit a regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, to elect (unless it has made a taxable year election for excise tax purposes as discussed below) to treat all or any part of any net capital loss, any net long-term capital loss or any net foreign currency loss incurred after October 31 as if it had been incurred in the succeeding year.

         In addition to satisfying the requirements described above, the Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of the Fund's taxable year, at least 50% of the value of the Fund's assets must consist of cash and cash items, U.S. Government securities, securities of other regulated investment companies, and securities of other issuers (as to each of which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of such issuer and does not hold more than 10% of the outstanding voting securities of such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), or in two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security not the issuer of the option.

         If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the shareholders as ordinary dividends to the extent of the Fund's current and accumulated earnings and profits. Such distributions generally will be eligible for the dividends-received deduction in the case of corporate shareholders.

Excise Tax on Regulated Investment Companies

         A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of ordinary taxable income for the calendar year and 98% of capital gain net income for the one-year period ended on October 31 of such calendar year (or, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a "taxable year election")). The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year.

         For purposes of the excise tax, a regulated  investment  company shall:
(1) reduce its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year; and (2) exclude foreign currency gains and losses incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, include such gains and losses in determining ordinary taxable income for the succeeding calendar year).

         The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that the Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Distributions

         The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes, but they generally should not qualify for the 70% dividends-received deduction for corporate shareholders.

         The Fund may either retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute any such amounts. Net capital gain that is distributed and designated as a capital gain dividend will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.

         Conversely, if the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the 35% corporate tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

         Investment income that may be received by the Fund from sources within foreign countries may be subject to foreign taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle the Fund to a reduced rate of, or exemption from, taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consist of the stock or securities of foreign corporations, the Fund may elect to "pass through" to the Fund's shareholders the amount of foreign taxes paid by the Fund. If the Fund so elects, each shareholder would be required to include in gross income, even though not actually received, his pro rata share of the foreign taxes paid by the Fund, but would be treated as having paid his pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to various Code limitations) as a foreign tax credit against federal income tax (but not both). For purposes of the foreign tax credit limitation rules of the Code, each shareholder would treat as foreign source income his pro rata share of such foreign taxes plus the portion of dividends received from the Fund representing income derived from foreign sources. No deduction for foreign taxes could be claimed by an individual shareholder who does not itemize deductions. Each shareholder should consult his own tax adviser regarding the potential application of foreign tax credits.

         Distributions by the Fund that do not constitute ordinary income dividends or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

         Distributions by the Fund will be treated in the manner described above regardless of whether they are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date. In addition, if the net asset value at the time a shareholder purchases shares of the Fund reflects undistributed net investment income or recognized capital gain net income, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

         Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

         The Fund will be required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is an "exempt recipient" (such as a corporation).

Sale or Redemption of Shares

         A shareholder will recognize gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For this purpose, the special holding period rules of Code Section 246(c)(3) and (4) generally will apply in determining the holding period of shares. Long-term capital gains of noncorporate taxpayers are currently taxed at a maximum rate 11.6% lower than the maximum rate applicable to ordinary income. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Foreign Shareholders

         Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder.

         If the income from the Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends paid to a foreign shareholder will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Furthermore, such a foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) on the gross income resulting from the Fund's election to treat any foreign taxes paid by it as paid by its shareholders, but may not be allowed a deduction against this gross income or a credit against this U.S. withholding tax for the foreign shareholder's pro rata share of such foreign taxes which it is treated as having paid. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

         If the income from the Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

         In the case of foreign noncorporate shareholders, the Fund may be required to withhold U.S. federal income tax at a rate of 31% on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

         The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign taxes.

Effect of Future Legislation; Local Tax Considerations

         The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

         Rules of state and local taxation of ordinary income dividends and capital gain dividends from regulated investment companies often differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Fund.

                             MANAGEMENT OF THE FUND

         The Board of Trustees and executive officers of the Fund and their principal occupations for the past five years are listed below. The address of each Trustee is 225 South Lake Avenue, Suite 777, Pasadena, California, 91101.

James I. Fordwood* --      Trustee.  Mr. Fordwood is President of
                           Balmacara Production Inc., an investment holding and management services company that he founded in 1987. Currently, Balmacara generally is responsible for the general accounts and banking functions for United States companies specializing in oil and gas operations.

Dr. Gunter Dufey*--        Trustee.  Dr. Dufey has been a member of the
                           faculty of the Graduate School of Business
                           Administration at the University of Michigan since 1969. His academic interests center on International Money and Capital Markets as well as on Financial Policy of Multinational Corporations. Outside of academia, he has been a member of the Board of Directors of GMAC Auto Receivables
                           Corporation since 1992.

Dr. Bret A. Herscher* -    Trustee.  Dr. Herscher is President of Pacific
                           Consultants,   a   technical   and   technology
                           management consulting  company  serving  the
                           Electronic industry and venture capital community, which he co-founded in 1988.
                           Additionally, Dr. Herscher has been a Director of Strawberry Tree Incorporated, a manufacturer of computer based Data Acquisition and Control products for factory and laboratory use, since 1989.

J. Brooks Reece, Jr.* --    Trustee.  Mr. Reece has been a Vice-President of
                            Adcole Corporation, a manufacturer of precision measuring machines and sun angle sensors for space satellites, since 1993. Prior to becoming a Vice-President, he was the Manager of sales and marketing. In addition, Mr. Reece is the Vice-President and Director of Adcole Far East,
                            Ltd., a subsidiary that manages Adcole sales and service throughout Asia. He has held this position since 1986.

Robert H. Wadsworth --      President/Assistant Treasurer.  4455 East Camelback
                            Road, Suite 261E, Phoenix, Arizona  85018.
                            President, Robert H. Wadsworth and Associates, Inc.
                            (consultants) and Investment Company Administration
                            Corporation.  President and Treasurer, First Fund
                            Distributors, Inc.

--------
*        Not an "interested person," as that term is defined by the 1940 Act.

Eric M. Banhazl --          Treasurer.  2025 East Financial Way, Suite 101,
                            Glendora, California 91741.  Senior Vice President,
                            Robert H. Wadsworth & Associates, Inc. (consultants) and Investment Company Administration Corporation since March 1990; Formerly Vice President,
                            Huntington Advisors, Inc. (investment advisor).

Steven J. Paggioli --       Secretary.  479 West 22nd Street, New York, New York
                            10011.  Executive Vice President, Robert H.
                            Wadsworth & Associates, Inc. (consultant) and
                            Investment Company Administration Corporation.
                            Vice President and Secretary, First Fund
                            Distributors, Inc.

Rita Dam--                  Assistant Treasurer.  2025 East Financial Way,
                            Suite 101, Glendora, California  91741.
                            Vice President, Investment Company Administration
                            Corporation since 1994.  Member of the Financial
                            Services Audit Group at Coopers & Lybrand, LLP from
                            1989-1994.

Robin Berger --             Assistant Secretary.  479 West 22nd Street,
                            New York, New York, 10011. Vice President,
                            Robert H. Wadsworth and Associates, Inc. since
                            June 1993; Formerly Regulatory and compliance
                            Coordinator, Equitable Capital Management, Inc.
                            (1991-93), and Legal Product Manager, Mitchell
                            Hutchins Asset Management (1988-91).

                  The table below illustrates the compensation paid to each Trustee for the Guinness Flight Fund's most recently completed fiscal year:


                                                                            Total  Compen-
                      Aggregate      Pension or                             sation from
                      Compensation   Retirement Benefits  Estimated Annual  Guinness Flight
Name of Person,       from Guinness  Accrued as Part of   Benefits Upon     Funds Paid to
Position              Flight Funds   Fund Expenses        Retirement        Trustees
                      ------------   -------------------  ----------------  ---------------
Dr. Gunter Dufey        $5,000           $0                 $0                  $5,000

James I. Fordwood       $5,000           $0                 $0                  $5,000

Dr. Bret Herscher       $5,000           $0                 $0                  $5,000

J. Brooks Reece, Jr     $5,000           $0                 $0                  $5,000



         Effective January 1, 1997, each Trustee who is not an "interested person" of the Guinness Flight Funds receives an annual fee of $7,500 (with the exception of the Chairman, who receives $8,500) allocated equally among all the Guinness Flight Funds, plus expenses incurred by the Trustees in connection with attendance at meetings of the Board of Trustees and their Committees. As of the date of this Statement of Additional Information, to the best of the knowledge of the Guinness Flight Funds, the Board of Trustees and officers of the Guinness Flight Funds, as a group, owned of record less than 1% of the Fund's outstanding shares.

                 THE INVESTMENT ADVISER AND ADVISORY AGREEMENTS

         Guinness Flight furnishes investment advisory services to the Fund. Under the Advisory Agreement, Guinness Flight directs the investments of the Fund in accordance with the investment objective, policies, and limitations provided in the Fund's Prospectus or other governing instruments, the 1940 Act, and rules thereunder, and such other limitations as the Fund may impose by notice in writing to Guinness Flight. Guinness Flight also furnishes all necessary office facilities, equipment and personnel for servicing the investments of the Fund; pays the salaries and fees of all officers of the Guinness Flight Funds other than those whose salaries and fees are paid by Guinness Flight Fund's administrator or distributor; and pays the salaries and fees of all Trustees of Guinness Flight Funds who are "interested persons" of Guinness Flight Funds or of Guinness Flight and of all personnel of Guinness Flight Funds or of Guinness Flight performing services relating to research, statistical and investment activities. Guinness Flight is authorized, in its discretion and without prior consultation with the Fund, to buy, sell, lend and otherwise trade, consistent with the Fund's then current investment objective, policies and restrictions in any bonds and other securities and investment instruments on behalf of the Fund. The investment policies and all other actions of the Fund are at all times subject to the control and direction of Guinness Flight Fund's Board of Trustees.

         Guinness Flight performs (or arranges for the performance of) the following management and administrative services necessary for the operation of Guinness Flight Funds: (i) with respect to the Guinness Flight Funds, supervising relations with, and monitoring the performance of, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; (ii) investigating the development of and developing and implementing, if appropriate, management and shareholder services designed to enhance the value or convenience of the Guinness Flight Funds as an investment vehicle; and (iii) providing administrative services other than those provided by Guinness Flight Fund's administrator.

         Guinness Flight also furnishes such reports, evaluations, information or analyses to Guinness Flight Funds as Guinness Flight Fund's Board of Trustees may request from time to time or as Guinness Flight may deem to be desirable. Guinness Flight makes recommendations to Guinness Flight Fund's Board of Trustees with respect to Guinness Flight Fund's policies, and carries out such policies as are adopted by the Trustees. Guinness Flight, subject to review by the Board of Trustees, furnishes such other services as it determines to be necessary or useful to perform its obligations under the Advisory Agreement.

         All other costs and expenses not expressly assumed by Guinness Flight under the Advisory Agreement or by the Fund's administrator under the administration agreement between it and the Guinness Flight Funds on behalf of the Fund shall be paid by the Fund from the assets of the Fund, including, but not limited to fees paid to Guinness Flight and the Fund's administrator, interest and taxes, brokerage commissions, insurance premiums, compensation and expenses of the Trustees other than those affiliated with Guinness Flight or the administrator, legal, accounting and audit expenses, fees and expenses of any transfer agent, distributor, registrar, dividend disbursing agent or shareholder servicing agent of the Fund, expenses, including clerical expenses, incident to the issuance, redemption or repurchase of shares of the Fund, including issuance on the payment of, or reinvestment of, dividends, fees and expenses incident to the registration under Federal or state securities laws of the Fund or their shares, expenses of preparing, setting in type, printing and mailing prospectuses, statements of additional information, reports and notices and proxy material to shareholders of the Fund, all other expenses incidental to holding meetings of the Fund's shareholders, expenses connected with the execution, recording and settlement of portfolio securities transactions, fees and expenses of the Fund's custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts, expenses of calculating net asset value of the shares of the Fund, industry membership fees allocable to the Fund, and such extraordinary expenses as may arise, including litigation affecting the Fund and the legal obligations which the Fund may have to indemnify the officers and Trustees with respect thereto.

         Expenses which are attributable to the Fund are charged against the income of the Fund in determining net income for dividend purposes. Guinness Flight, from time to time, may voluntarily waive all or a portion of its fees payable under the Agreement.

         The Advisory Agreement was approved by the Board of Trustees on _________, 1997 and by the shareholders of the Fund on ___________, 1997 at a shareholder meeting called for that purpose. The Advisory Agreement will remain in effect for two years from the date of execution and shall continue from year to year thereafter if it is specifically approved at least annually by the Board of Trustees and the affirmative vote of a majority of the Trustees who are not parties to the Advisory Agreement or "interested persons" of any such party by votes cast in person at a meeting called for such purpose. The Trustees or Guinness Flight may terminate the Advisory Agreement on 60 days written notice without penalty. The Advisory Agreement terminates automatically in the event of its "assignment," as defined in the 1940 Act.

         As compensation for all services rendered under the Agreement, Guinness Flight will receive an annual fee, payable monthly, of 1.00% of the Fund's average daily net assets.

                  DISTRIBUTION AGREEMENT AND DISTRIBUTION PLAN

         Guinness Flight Funds has entered into separate administration and distribution agreements (the "Administration Agreement" and "Distribution Agreement") with respect to the Fund with Investment Company Administration Corporation ("Administrator") and First Fund Distributors, Inc., the
Distributor, respectively. Under the Distribution Agreement, the Distributor uses all reasonable efforts, consistent with its other business, to secure purchases for the Fund's shares and pays the expenses of printing and distributing any prospectuses, reports and other literature used by the Distributor, advertising, and other promotional activities in connection with the offering of shares of the Fund for sale to the public. It is understood that the Administrator may reimburse the Distributor for these expenses from any source available to it, including the administration fee paid to the Administrator by the Fund.

         The  Fund  will  not  make  separate   payments  as  a  result  of  the
Distribution Plan to Guinness Flight, the Administrator, Distributor or any other party, it being recognized that the Fund presently pays, and will continue to pay, an investment advisory fee to Guinness Flight and an administration fee to the Administrator. To the extent that any payments made by the Fund to Guinness Flight or the Administrator, including payment of fees under the Advisory Agreement or the Administration Agreement, respectively, should be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1 under the 1940 Act, then such payments shall be deemed to be authorized by this Plan.

         The Distribution Plan and related agreements were approved by the Board of Trustees including all of the "Qualified Trustees" (Trustees who are not "interested" persons of the Fund, as defined in the 1940 Act, and who have no direct or indirect financial interest in the Distribution Plan or any related agreement). In approving the Distribution Plan, in accordance with the requirements of Rule 12b-1 under the 1940 Act, the Board of Trustees (including the Qualified Trustees) considered various factors and determined that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders. The Distribution Plan may not be amended to increase materially the amount to be spent by the Fund under the Distribution Plan without shareholder approval, and all material amendments to the provisions of the Distribution Plan must be approved by a vote of the Board of Trustees and of the Qualified Trustees, cast in person at a meeting called for the purpose of such vote. During the continuance of the Distribution Plan, Guinness Flight will report in writing to the Board of Trustees quarterly the amounts and purposes of such payments for services rendered to shareholders pursuant to the Distribution Plan. Further, during the term of the Distribution Plan, the selection and nomination of those Trustees who are not "interested" persons of the Fund must be committed to the discretion of the Qualified Trustees. The Distribution Plan will continue in effect from year to year provided that such continuance is specifically approved annually (a) by the vote of a majority of the Fund's outstanding voting shares or by the Fund's Trustees and (b) by the vote of a majority of the Qualified Trustees.

                             DESCRIPTION OF THE FUND

         Shareholder and Trustees Liability. The Fund is a series of Guinness Flight Funds, a Delaware business trust.

         The Delaware Trust Instrument provides that the Trustees shall not be liable for any act or omission as Trustee, but nothing protects a Trustee against liability to Guinness Flight Funds or to its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office. Furthermore, a Trustee is entitled to indemnification against liability and to all reasonable expenses, under certain conditions, to be paid from the assets of Guinness Flight Funds; provided that no indemnification shall be provided to any Trustee who has been adjudicated by a court to be liable to Guinness Flight Funds or the shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or not to have acted in good faith in the reasonable belief that his action was in the best interest of Guinness Flight Funds. Guinness Flight Funds may advance money for expenses, provided that the Trustee undertakes to repay Guinness Flight Funds if his or her conduct is later determined to preclude indemnification, and one of the following conditions are met: (i) the Trustee provides security for the undertaking; (ii) Guinness Flight Funds is insured against losses stemming from any such advance; or (iii) there is a determination by a majority of the Guinness Flight Fund's independent non-party Trustees, or by independent legal counsel, that there is reason to believe that the Trustee ultimately will be entitled to indemnification.


         Voting Rights. Shares of the Fund entitle the holders to one vote per share. The shares have no preemptive or conversion rights. The dividend rights and the right of redemption are described in the Prospectus. When issued, shares are fully paid and nonassessable. The shareholders have certain rights, as set forth in the Bylaws, to call a meeting for any purpose, including the purpose of voting on removal of one or more Trustees.

                               SHAREHOLDER REPORTS

         Shareholders will receive reports semi-annually showing the investments of the Fund and other information. In addition, shareholders will receive annual financial statements audited by the Fund's independent accountants.

                            PART C. OTHER INFORMATION

ITEM 24.   FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial statements.

                In Part A:


                        None

                In Part B:

                        None

                In Part C:

                        Unaudited financial statements for the period ended June 30, 1997 are filed herewith as Exhibit 99.B12.


           (b)      Exhibits


        EX-99.B1(a)  Certificate of Trust.  (2)

        EX-99.B1(b)  Trust Instrument.  (2)

        EX-99.B2     By-laws.  (2)


        EX-99.B3     None.

        EX-99.B4     None.


        EX-99.B5 Investment Advisory Agreement between Registrant and Guinness Flight Investment Management Limited. (3)

        EX-99.B6     General Distribution Agreement between Registrant
                     and First Fund Distributors, Inc.   (3)


        EX-99.B7          None.


        EX-99.B8 Amended Custodian Agreement between Registrant and Investors Bank & Trust Company. (3)

        EX-99.B9     (a)  Amended Transfer Agency and Service Agreement
                          between Registrant and State Street Bank and Trust
                          Company.  (3)

                     (b) Amended Administration Agreement between Registrant and Investment Company Administration Corporation. (3)

       EX-99.B10    (a)   Opinion of Kramer, Levin, Naftalis & Frankel as
                          to legality of securities being registered.  (3)

                    (b)   Opinion of Morris, Nichols, Arsht & Tunnell .  (3)

       EX-99.B11    (a)   Consent of Kramer, Levin, Naftalis & Frankel,
                          Counsel for the Registrant.   (4)

                    (b) Consent of Ernst & Young LLP, Independent Auditors for the Registrant. (4)

          EX-99.B12 Unaudited financial statements for the period ended June
                    30, 1997.

          EX-99.B13 Investment Letters. (3)

          EX-99.B14  None.

          EX-99.B15  Rule 12b-1 Distribution Plan. (3)


          EX-99.B16  Schedule for Computation of each Performance Quotation. (1)

          EX-27      Financial Data Schedules. (4)

-------------------
          (1) Filed as an Exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement on Form N-1A filed electronically on February 14, 1996, accession number 0000922423-96-000062 and incorporated herein by reference.

          (2) Filed as an Exhibit to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed electronically on March 20, 1997, accession number 0000922423-96-000220 and incorporated herein by reference.


          (3) Filed as an Exhibit to Post-Effective Amendment No. 8 to Registrant's Registration Statement on Form N-1A filed electronically on April 25, 1997, accession number 0000922423-97-000401 and incorporated herein by reference.

          (4)       Filed herewith.




ITEM 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          None.



ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

             Title of Class; Shares                    Number of Record Holders
                                                         as of  July 31, 1997
                                                         --------------------

           China & Hong Kong Fund                              16,795

           Global Government Bond Fund                            230

           Asia Blue Chip Fund                                    990

           Asia Small Cap Fund                                 12,246


ITEM 27.   INDEMNIFICATION



           Article X, Section 10.02 of the Registrant's Delaware Trust Instrument, incorporated herein by reference to Exhibit 1(b) to Post-Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A filed electronically on March 20, 1997, provides for the indemnification of Registrant's Trustees and officers, as follows:


           "SECTION 10.02  INDEMNIFICATION.

           (a) Subject to the exceptions and limitations contained in Subsection 10.02(b):

                      (i) every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

                      (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened while in office or thereafter, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

           (b)  No   indemnification  shall  be    provided    hereunder  to   a
           Covered Person:

                      (i) who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

                      (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

           (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

           (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemnification under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropriate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or (iii) either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02."

           Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons or Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Investment Company Act of 1940, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            Guinness Flight Investment  Management  Limited provides  management services to the Registrant and its series. To the best of the Registrant's knowledge, the directors and officers have not held at any time during the past two fiscal years or been engaged for his own account or in the capacity of director, officer, employee, partner or trustee in any other business, profession, vocation or employment of a substantial nature.

ITEM 29.    PRINCIPAL UNDERWRITERS

            (a) First Fund Distributors, Inc., the Registrant's principal underwriter, also acts as the principal underwriter for the following investment companies:


                 (1) Jurika & Voyles Fund Group;
                 (2) RNC Mutual Fund Group, Inc.;
                 (3) PIC Investment Trust; (4) Hotchkis & Wiley Funds;
                 (5) Masters' Select Equity Fund;
                 (6) O'Shaughnessy  Funds Inc.;
                 (7) Professionally  Managed Portfolios;
                           -  Avondale Total Return Fund
                           -  Osterweis Fund
                           -  Perkins Opportunity Fund
                           -  Pro Conscience Women's Equity Mutual Fund
                           -  Academy Value Fund
                           -  Trent Equity Fund
                           -  Leonetti Balanced Fund
                           -  Lighthouse Growth Fund
                           -  U.S. Global Leaders Growth Fund
                           -  Boston Managed Growth Fund
                           -   Harris Bretall & Sullivan & Smith Growth Fund
                           -   Pzena Growth Fund
                           -  Titan Investment Trust
                 (8) Rainier Investment Management Mutual Funds;
                 (9) Kayne Anderson Mutual Funds
                 (10) The Purisima Total Return Fund;
                 (11) Advisor's Series Trust;
                           -  American Trust Allegiance Fund
                           -  Information Tech 100 Mutual Fund
                           -  Kaminski Poland Fund
                           -  Ridgeway Helms Millenium Fund



            (b) The following information is furnished with respect to the officers and directors of First Fund Distributors, Inc., Registrant's principal underwriter:


Name and Principal          Position and Offices with   Position and Offices
Business Address            Principal Underwriter            with Registrant
----------------            ---------------------       --------------------

Robert H. Wadsworth         President/Treasurer              President/Asst.
4455 East Camelback Road                                     Treasurer
Suite 261E
Phoenix, AZ  85014

Steven J. Paggioli          Vice President/Secretary         Secretary
479 West 22nd Street
New York, NY 10011

Eric M. Banhazl             Vice President                   Treasurer
2025 East Financial Way
Suite 101
Glendora, CA  91741

            (c) not applicable


ITEM 30.    LOCATION OF ACCOUNTS AND RECORDS

            The accounts,  books or other documents required to be maintained by
Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by Investment Company Administration Corporation, 2025 East Financial Way, Suite 101, Glendora, CA 91741, except for those maintained by the Funds' Custodian.


ITEM 31.     MANAGEMENT SERVICES

             Not applicable.


ITEM 32.     UNDERTAKINGS

            (1) Registrant undertakes to furnish each person to whom a prospectus is delivered, a copy of the Fund's latest annual report to shareholders which will include the information required by Item 5A, upon request and without charge.

            (2) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees if requested to do so by the holders of at least 10% of the Registrant's outstanding voting securities, and to assist in communications with other shareholders as required by Section 16(c) of the 1940 Act.


         (3) Registrant undertakes to file, on behalf of the Mainland China Fund, a post-effective amendment, using financial statements which need not be certified, within four to six months from the effective date of this Registration Statement or the commencement of the public offering under the Securities Act of 1933.

                                   SIGNATURES


           Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York on this 19th day of August, 1997.



                                                GUINNESS FLIGHT INVESTMENT FUNDS


                                                By: /s/ Robert H. Wadsworth
                                                    -----------------------
                                                    Robert H. Wadsworth
                                                    President




Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signature                      Title           Date
         ---------                      -----           ----



   /s/ Eric M. Banhazl                  Treasurer         August 19, 1997
-------------------------------                         -----------------------
         Eric M. Banhazl



   /s/ Dr. Gunter Dufey                 Trustee           August 19, 1997
-------------------------------                         -----------------------
         Dr. Gunter Dufey



  /s/ J. I. Fordwood                    Trustee           August 19, 1997
-------------------------------                         -----------------------
         J. I. Fordwood


  /s/ Bret A. Herscher                  Trustee           August 19, 1997
-------------------------------                         -----------------------
         Bret A. Herscher



  /s/ J. Brooks Reece, Jr.              Trustee           August 19, 1997
-------------------------------                         -----------------------
         J. Brooks Reece, Jr.


*By:
    --------------------------
        Attorney-in-Fact

                                  EXHIBIT INDEX


EX-99.B11(a)  Consent of Kramer,  Levin,  Naftalis  & Frankel,  Counsel  for the
              Registrant.

EX-99.B11(b)  Consent  of  Ernst  &  Young  LLP,  Independent  Accountants  for
              the Registrant

EX-99.12      Unaudited financial statements for the period ended June 30, 1997.

EX-27         Financial Data Schedules